   As filed with the Securities and Exchange Commission on January 25, 2005

                                      Securities Act Registration No. 333-112584
                                   Investment Company Registration No. 811-21504

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                        PRE-EFFECTIVE AMENDMENT NO. 5 /X/
                          POST-EFFECTIVE AMENDMENT NO.
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 /X/
                               AMENDMENT NO. 5 /X/


                                 ADVENT/CLAYMORE
                          ENHANCED GROWTH & INCOME FUND
         (Exact Name of Registrant as Specified in Declaration of Trust)

                            2455 Corporate West Drive
                              Lisle, Illinois 60532
                    (Address of Principal Executive Offices)

                                 (630) 505-3700
              (Registrant's Telephone Number, Including Area Code)

                                Nicholas Dalmaso
                  Advent/Claymore Enhanced Growth & Income Fund
                            2455 Corporate West Drive
                              Lisle, Illinois 60532
                     (Name and Address of Agent for Service)

                                    COPY TO:

       Philip H. Harris                   Rodd Baxter           Leonard B. Mackey, Jr.
      Michael K. Hoffman           Advent Capital Management,   Clifford Chance US LLP
Skadden, Arps, Slate, Meagher &               LLC                 31 West 52nd Street
           Flom LLP               1065 Avenue of the Americas,    New York, New York
       Four Times Square                   31st Floor                    10019
   New York, New York 10036         New York, New York 10018

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                        AMOUNT BEING          PROPOSED         PROPOSED MAXIMUM          AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED    REGISTERED(1)      PRICE PER UNIT      OFFERING PRICE(1)    REGISTRATION FEE(2)
------------------------------------  -----------------  ------------------  ---------------------  -------------------
Common Shares, $.001 par value        15,750,000 shares        $  20.00          $ 315,000,000           $ 37,076


(1)  Estimated solely for the purpose of calculating the registration fee.

(2)  $2,534 previously paid.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                  ADVENT/CLAYMORE ENHANCED GROTH & INCOME FUND
                              CROSS REFERENCE SHEET

            ITEMS IN PART A OF FORM N-2                  LOCATION IN PROSPECTUS
            ---------------------------                  ----------------------
                                        PART A -- PROSPECTUS
Item 1.     Outside Front Cover                          Cover page
Item 2.     Inside Front and Outside Back Cover Page     Cover page
Item 3.     Fee Table and Synopsis                       Prospectus Summary; Summary of Fund Expenses
Item 4.     Financial Highlights                         Not Applicable
Item 5.     Plan of Distribution                         Cover Page; Prospectus Summary; Underwriting
Item 6.     Selling Shareholders                         Not Applicable
Item 7.     Use of Proceeds                              Use of Proceeds; The Fund's Investments
Item 8.     General Description of the Registrant        The Fund; The Fund's Investments; Risks;
                                                           Description of Shares; Certain Provisions in the
                                                           Agreement and Declaration of Trust; Closed-End Fund
                                                           Structure
Item 9.     Management                                   Management of the Fund; Administrator, Custodian
                                                           and Transfer Agent; Summary of Fund Expenses
Item 10.    Capital Stock, Long-Term Debt, and Other     Description of Shares; Distributions; Dividend
              Securities                                   Reinvestment Plan; Certain Provisions in the
                                                           Agreement and Declaration of Trust; Tax Matters
Item 11.    Defaults and Arrears on Senior Securities    Not Applicable
Item 12.    Legal Proceedings                            Legal Opinions
Item 13.    Table of Contents of the Statement of        Table of Contents for the Statement of Additional
              Additional Information                       Information

                            PART B -- STATEMENT OF ADDITIONAL INFORMATION

Item 14.    Cover Page                                   Cover Page
Item 15.    Table of Contents                            Cover Page
Item 16.    General Information and History              Not Applicable
Item 17.    Investment Objective and Policies            Investment Objectives and Policies;
                                                           Investment Policies and Techniques; Other
                                                           Investment Policies and Techniques;
                                                           Portfolio Transactions
Item 18.    Management                                   Management of the Fund; Portfolio
                                                           Transactions and Brokerage
Item 19.    Control Persons and Principal Holders of     Not Applicable
              Securities
Item 20.    Investment Advisory and Other Services       Management of the Fund; Experts
Item 21.    Brokerage Allocation and Other Practices     Portfolio Transactions and Brokerage
Item 22.    Tax Status                                   Tax Matters; Distributions
Item 23.    Financial Statements                         Financial Statements; Report of
                                                           Independent Accountants

                                     PART C -- OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.
WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              SUBJECT TO COMPLETION


PROSPECTUS

ADVENT CAPITAL MANAGEMENT, LLC                               [CLAYMORE(R) LOGO]

                                                SHARES

                                 ADVENT/CLAYMORE
                          ENHANCED GROWTH & INCOME FUND
                                  COMMON SHARES
                                $20.00 PER SHARE

                                   ----------

     Advent/Claymore Enhanced Growth & Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

     PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 70% of its Managed Assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers. It is anticipated that up to 30% of the Fund's Managed Assets will be invested in non-convertible high yield securities and that, initially, approximately 20% of the Fund's Managed Assets will be invested in securities issued by non-U.S. issuers. The portion of the Fund's Managed Assets invested in convertible securities, equity securities and non-convertible high yield securities, as well as the portion invested in securities issued by U.S. and non-U.S. issuers, will vary from time to time consistent with the Fund's investment objectives, changes in equity prices and changes in interest rates and other economic and market factors. All of the Fund's Managed Assets may from time to time be invested in lower grade securities.

     In furtherance of the Fund's primary investment objectives of generating current income and current gains from trading in securities, under current market conditions the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums. A secondary source of current income to the Fund will be the receipt of dividends and interest on the securities held in the Fund's portfolio.

     "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any). For purposes of determining Managed Assets, the liquidation preference of any outstanding preferred shares is not treated as a liability.

                                                   (CONTINUED ON FOLLOWING PAGE)

     INVESTING IN THE COMMON SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 25 OF THIS PROSPECTUS.

                                   ----------

                                                  PER SHARE(3)          TOTAL(3)
                                                  ------------          --------
     Public offering price                        $      20.00            $
     Sales load(1)                                $        .90            $
     Estimated offering expenses(2)               $        .04            $
     Proceeds, after expenses, to the Fund        $      19.06            $

                                                       (NOTES ON FOLLOWING PAGE)

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery on or about     , 2005.

                                   ----------


                                       MERRILL LYNCH & CO.
ADVEST, INC.                          ROBERT W. BAIRD & CO.                       CLAYMORE SECURITIES, INC.
FERRIS, BAKER WATTS               FIXED INCOME SECURITIES, L.P.           J.J.B. HILLIARD, W.L. LYONS, INC.
   INCORPORATED                      LEGG MASON WOOD WALKER                             RBC CAPITAL MARKETS
KEYBANC CAPITAL MARKETS                   INCORPORATED
                                 WEDBUSH MORGAN SECURITIES INC.
                                     WELLS FARGO SECURITIES


                                   ----------

                The date of this prospectus is      , 2005.

(CONTINUED FROM PREVIOUS PAGE)

     ADVISOR AND INVESTMENT MANAGER. Claymore Advisors, LLC (the "Advisor") is the Fund's investment advisor. Advent Capital Management, LLC (the "Investment Manager") is the Fund's investment manager and is responsible for the management of the Fund's portfolio of securities. Advent Capital Management, LLC had approximately $3.8 billion in assets under management as of September 30, 2004.

     NO PRIOR TRADING HISTORY. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering. The Fund has applied for the listing of its common shares on the New York Stock Exchange under the symbol "LCM."

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it
for future reference. A Statement of Additional Information, dated       , 2005,
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 46 of this prospectus, by calling (800) 345-7999 or by writing to the Fund's Advisor at Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(NOTES FROM PREVIOUS PAGE)

----------
     (1) The Fund has also agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. Separately, Claymore Advisors, LLC has retained Merrill Lynch, Pierce, Fenner & Smith Incorporated to provide, as may reasonably be requested by Claymore Advisors, LLC from time to time, certain consulting and after-market shareholder support services. In connection with these services, Merrill Lynch, Pierce, Fenner & Smith Incorporated will receive from Claymore Advisors, LLC a quarterly fee equal to an annual rate of .15% of the Fund's Managed Assets; provided, however, that such fee, together with the partial reimbursement of expenses to the underwriters discussed above and the fee paid to Claymore Securities, Inc. discussed in footnote 2 below, shall not exceed 4.5% of the total price to the public of the common shares sold in this offering. See "Underwriting."

     (2)  Aggregate offering expenses (exclusive of the sales load) are expected
          to be $    , which will be borne by the Fund. Claymore Advisors, LLC
          has agreed to pay the organizational expenses of the Fund. Claymore Advisors, LLC and Advent Capital Management, LLC have agreed to reimburse offering expenses (other than sales load, but including the $.00667 reimbursement of expenses to the underwriters referred to in footnote (1)) in excess of $.04 per common share. To the extent that aggregate offering expenses are less than $.04 per common share, up to .15% of the amount of the offering up to such expense limit will be paid to Claymore Securities, Inc. as compensation for the distribution services it provides to the Fund. See "Underwriting."

     (3)  The underwriters may also purchase up to         additional common
          shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Prospectus Summary                                                          4
Summary of Fund Expenses                                                   17
The Fund                                                                   18
Use of Proceeds                                                            18
The Fund's Investments                                                     18
Risks                                                                      25
Management of the Fund                                                     33
Net Asset Value                                                            34
Distributions                                                              34
Dividend Reinvestment Plan                                                 35
Description of Shares                                                      36
Certain Provisions In the Agreement and Declaration of Trust               37
Closed-End Fund Structure                                                  39
Repurchase of Common Shares                                                39
Tax Matters                                                                40
Underwriting                                                               42
Administrator, Custodian and Transfer Agent                                44
Legal Opinions                                                             44
Privacy Principles of the Fund                                             45
Table of Contents For the Statement of Additional Information              46

                                   ----------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. THE FUND WILL NOTIFY INVESTORS IF THERE ARE ANY MATERIAL CHANGES.

                               PROSPECTUS SUMMARY

     THIS FOLLOWING IS ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION PRIOR TO MAKING AN INVESTMENT IN THE FUND.

THE FUND Advent/Claymore Enhanced Growth & Income Fund is a newly organized, diversified, closed-end management investment company. See "The Fund." Throughout the prospectus, we refer to Advent/Claymore Enhanced Growth & Income Fund simply as the "Fund" or as "we," "us" or "our."

THE OFFERING                         The Fund is offering       common shares of
                                     beneficial interest at $20.00 per share
                                     through a group of underwriters led by
                                     Merrill Lynch, Pierce, Fenner & Smith
                                     Incorporated ("Merrill Lynch"). The common
                                     shares of beneficial interest are called
                                     "common shares" in the rest of this
                                     prospectus. You must purchase at least 100
                                     common shares ($2,000) in order to
                                     participate in this offering. The Fund has
                                     given the underwriters an option to
                                     purchase up to          additional common
                                     shares to cover orders in excess of
                                     common shares. Claymore Advisors, LLC has agreed to pay the organizational expenses of the Fund. Claymore Advisors, LLC and
                                     Advent Capital Management, LLC have agreed to pay offering expenses (other than the sales load, but including a $.00667 reimbursement of expenses to the underwriters) that exceed $.04 per common share. See "Underwriting."

INVESTMENT OBJECTIVES AND POLICIES   The Fund's primary investment objective is
                                     to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. See "The Fund's Investments."

                                     Under normal market conditions, the Fund will invest at least 70% of its Managed Assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers. It is anticipated that up to 30% of the Fund's Managed Assets will be invested in non-convertible high yield securities and that, initially, approximately 20% of the Fund's Managed Assets will be invested in securities issued by non-U.S. issuers. The portion of the Fund's Managed Assets invested in convertible securities, equity securities and non-convertible high yield securities, as well as the portion invested in securities issued by U.S. and non-U.S. issuers, will vary from time to time consistent with the Fund's investment objectives, changes in equity prices and changes in interest rates and other economic and market factors. All of the Fund's Managed Assets may from time to time be invested in lower grade securities.

                                     In furtherance of the Fund's primary
                                     investment objective of generating current income and current gains from trading in securities, under current market conditions the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums. A secondary source of current income to the Fund will be the receipt of dividends and interest on the securities held in the Fund's portfolio.

                                     "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding or otherwise attributable to the use of leverage, if any) minus the sum of accrued liabilities (other than debt representing financial leverage, if any). For purposes of determining Managed Assets, the liquidation preference of any outstanding preferred shares is not treated as a liability.

                                     CONVERTIBLE SECURITIES. Under normal market conditions, the Fund will invest at least 70% of its Managed Assets in a combination of convertible securities and equity securities. However, the Fund is not limited in the percentage of its assets that can be invested in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The convertible securities in which the Fund may invest may be investment grade or lower grade securities. See "The Fund's Investments--Investment Philosophy and
                                     Process--Convertible Securities."

                                     SYNTHETIC CONVERTIBLE SECURITIES. The Fund may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security ("income security component") and the right to acquire an equity security ("convertible component"). The income security component is achieved by investing in non-convertible income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the income security and convertible components which may be purchased separately, and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 70% of its Managed Assets in convertible securities and equity securities. See "The Fund's
                                     Investments--Investment Philosophy and
                                     Process--Synthetic Convertible Securities."

                                     EQUITY SECURITIES. Under normal market
                                     conditions, the Fund will invest at least
                                     70% of its Managed Assets in a combination of convertible securities and equity securities. However, the Fund is not limited in the percentage of its assets that can be invested in equity securities. Equity securities are securities of a corporation or other entity that, in the case of common stocks, entitle the holder to a pro rata interest in the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities or, in the case of preferred stocks, has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. In making equity security selections, the Investment Manager seeks to invest in equity securities that have a history of paying dividends.

                                     NON-CONVERTIBLE HIGH YIELD SECURITIES. The
                                     Fund may invest up to 30% of its Managed
                                     Assets in non-convertible high yield
                                     securities, i.e., income securities that are typically lower grade securities. The Fund's investments in high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities. See "The Fund's Investments--Investment Philosophy and
                                     Process--Non-Convertible High Yield
                                     Securities."

                                     CALL OPTIONS AND COVERED CALL WRITING. In furtherance of the Fund's primary investment objective of generating current income and current gains from trading in securities, under current market conditions the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums.

                                     Call options are contracts representing the right to purchase a security at a specified price (the "strike price") at or before a specified future date (the "expiration date"). For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date.

                                     The Fund will follow a strategy known as "covered call option writing," which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund's principal investment strategy in seeking to pursue its primary investment objective. The Fund will only "sell" or "write" options on securities held in the Fund's portfolio. It may not sell "naked" call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund's portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

                                     An option whose strike price is above the current price of the underlying security is called "out-of-the-money." It is anticipated that most of the options that will be sold by the Fund will be out-of-the-money at the time such options are written, allowing the security to add appreciation in addition to the proceeds from the sale of the option.

                                     An option whose strike price is below the current price of the underlying security is called "in-the-money" and will be sold by the Fund as a defensive measure to seek to protect against a possible decline in the underlying stock. It is anticipated that the Fund will sell more out-of-the-money call options than in-the-money call options.

                                     When stocks in the portfolio rise, call
                                     options that were out-of-the-money when
                                     written may become in-the-money, thereby increasing the likelihood that they could be exercised and the Fund forced to sell the underlying security. While this may be desirable in some instances, the Fund intends to minimize undesirable option exercises by repurchasing the call options prior to expiration.

                                     Option contracts are originated and
                                     standardized by an independent entity
                                     called the Options Clearing Corporation
                                     (the "OCC"). Currently, options are
                                     available on over 2,300 stocks, with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange (the "NYSE"), Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges. The Fund may also sell options in the over the counter market and on non-U.S. exchanges.

                                     LOWER GRADE SECURITIES. The Fund may invest all of its assets in lower grade securities, which are commonly referred to as "junk bonds." Both the convertible securities and the non-convertible high yield securities in which the Fund will invest may be lower grade securities. Investments in lower grade securities will expose the Fund to greater risks than if the Fund owned only higher grade securities. Lower grade securities or equivalent securities often trade like equity securities rather than debt and are typically more volatile than highly rated securities. See "The Fund's
                                     Investments--Investment Philosophy and
                                     Process--Lower Grade Securities."

                                     FOREIGN SECURITIES. The Fund may invest a portion of its Managed Assets in securities of foreign issuers, including debt and equity securities of corporate issuers, and in debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country whose securities are principally traded in the financial markets of a foreign country. Initially, the Fund anticipates that approximately 20% of its Managed Assets will be invested in securities of foreign issuers, although this percentage may increase or decrease based on market conditions. See "The Fund's Investments--Investment Philosophy and
                                     Process--Foreign Securities."

                                     RULE 144A SECURITIES. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). See "The Fund's Investments--Investment Philosophy and Process--Rule 144A Securities."

                                     OTHER SECURITIES. Under normal market
                                     conditions, the Fund will invest at least
                                     70% of its Managed Assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers. It is anticipated that up to 30% of the Fund's Managed Assets will be invested in non-convertible high yield securities and that, initially, approximately 20% of the Fund's Managed Assets will be invested in securities issued by non-U.S. issuers, although this percentage may increase or decrease based on market conditions. The portion of the Fund's Managed Assets invested in convertible securities, equity securities and high yield securities, as well as the portion invested in securities issued by U.S. and non-U.S. issuers, will vary from time to time consistent with the Fund's investment objectives, changes in equity prices and changes in interest rates and other economic and market factors. The Fund may invest the remainder of its assets, if any, in other securities of various types. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

INVESTMENT ADVISOR                   The Fund has entered into an investment
                                     advisory agreement with Claymore Advisors,
                                     LLC (the "Advisor"), the Fund's investment advisor. Pursuant to such investment advisory agreement, the Advisor receives an annual fee from the Fund, calculated and paid monthly, in arrears, based on the average weekly value of the Fund's Managed
                                     Assets. See "Management of the
                                     Fund--Investment Advisor."

INVESTMENT MANAGER                   The Fund and the Advisor have entered into
                                     an investment management agreement with
                                     Advent Capital Management, LLC ("Advent" or the "Investment Manager"), the Fund's investment manager. Pursuant to such investment management agreement, the
                                     Advisor has delegated responsibility for the day-to-day management of the Fund's portfolio of securities to the Investment
                                     Manager, which includes buying and selling securities for the Fund and investment research. Under the investment management agreement, the Investment Manager will receive an annual fee from the Fund, calculated and paid monthly, in arrears, based on the average weekly value of the Fund's Managed Assets.

                                     Advent Capital Management, LLC is an asset management firm with approximately $3.8 billion in assets under management as of September 30, 2004. See "Management of the Fund--Investment Manager."

DISTRIBUTIONS                        The Fund intends to distribute quarterly
                                     all or a portion of its investment company taxable income to holders of common shares.
                                     It is expected that the initial quarterly dividend on the Fund's common shares will be declared within approximately 90 days after completion of this offering and that such dividend will be paid approximately
                                     120 days after completion of this offering.
                                     If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the common shares and the preferred shares, if any, issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. See
                                     "Distributions."

                                     Unless an election is made to receive
                                     dividends in cash, shareholders will
                                     automatically have all dividends and
                                     distributions reinvested in common shares through the Fund's Automatic Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

LISTING The Fund has applied for the listing of its common shares on the New York Stock Exchange under the symbol "LCM." See "Description of Shares--Common Shares."

MARKET PRICE OF SHARES               Common shares of closed-end investment
                                     companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Fund that invest primarily in convertible securities, non-convertible income securities and equity securities and that write covered call options on such securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses, dividend stability, portfolio credit quality, liquidity and market supply and demand. See
                                     "Risks," "Description of Shares" and the section of the Statement of Additional
                                     Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

SPECIAL RISK CONSIDERATIONS          Risk is inherent in all investing.
                                     Therefore, before investing in the Fund's common shares, you should consider the following risks carefully.

                                     NO OPERATING HISTORY. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

                                     INVESTMENT AND MARKET DISCOUNT RISK. An
                                     investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on securities exchanges or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes.

                                     CONVERTIBLE SECURITIES RISK. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid after the company's creditors, but before the company's common stockholders.
                                     Consequently, an issuer's convertible
                                     securities generally entail more risk
                                     than its debt securities, but less risk
                                     than its common stock. See
                                     "Risks--Convertible Securities Risk."

                                     SYNTHETIC CONVERTIBLE SECURITIES RISK. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

                                     EQUITY SECURITIES RISK. The Fund is not
                                     limited in the percentage of its assets
                                     that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of commons stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. See "Risks--Equity Securities Risk."

                                     RISKS ASSOCIATED WITH OPTIONS ON
                                     SECURITIES. There are several risks
                                     associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

                                     There can be no assurance that a liquid
                                     market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

                                     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

                                     To the extent that the Fund purchases
                                     options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

                                     The number of call options the Fund can
                                     write is limited by the number of
                                     securities the Fund holds, and further
                                     limited by the fact that call options
                                     represent 100 share lots of the underlying security. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                                     LOWER GRADE SECURITIES RISK. Investing in lower grade securities involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund may invest an unlimited portion of its Managed Assets in securities rated Ba/BB or lower at the time of investment or that are unrated but judged to be of comparable quality by the Investment Manager. These securities may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's). Securities rated BB or Ba or lower are commonly referred to as "junk bonds." The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid and more volatile than higher grade securities. See "Risks--Lower Grade Securities Risk."

                                     FOREIGN SECURITIES RISK. Investments in
                                     non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S investments in one region or in the securities of emerging market issuers. These risks may include:

                                         -   less information about non-U.S.
                                             issuers or markets may be available
                                             due to less rigorous disclosure or
                                             accounting standards or regulatory
                                             practices;

                                         -   many non-U.S. markets are smaller,
                                             less liquid and more volatile. In a
                                             changing market, the Investment
                                             Manager may not be able to sell the
                                             Fund's portfolio securities at
                                             times, in amounts and at prices it
                                             considers desirable;

                                         -   an adverse effect of currency
                                             exchange rates or controls on the
                                             value of the Fund's investments;

                                         -   the economies of non-U.S. countries
                                             may grow at slower rates than
                                             expected or may experience a
                                             downturn or recession; economic,
                                             political and social developments
                                             may adversely affect the securities
                                             markets; and

                                         -   withholding and other non-U.S.
                                             taxes may decrease the Fund's
                                             return.

                                         See "Risks--Foreign Securities Risk."

                                     EMERGING MARKETS RISK. Investing in
                                     securities of issuers based in
                                     underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

                                     INTEREST RATE RISK. In addition to the
                                     risks discussed above, convertible
                                     securities and non-convertible income
                                     securities, including high yield and other lower grade securities, are subject to certain risks, including:

                                         -   if interest rates go up, the value
                                             of convertible securities and
                                             non-convertible income securities
                                             in the Fund's portfolio generally
                                             will decline;

                                         -   during periods of declining
                                             interest rates, the issuer of a
                                             security may exercise its option to
                                             prepay principal earlier than
                                             scheduled, forcing the Fund to
                                             reinvest in lower yielding
                                             securities. This is known as call
                                             or prepayment risk. Lower grade
                                             securities have call features that
                                             allow the issuer to repurchase the
                                             security prior to its stated
                                             maturity. An issuer may redeem a
                                             lower grade security if the issuer
                                             can refinance the security at a
                                             lower cost due to declining
                                             interest rates or an improvement in
                                             the credit standing of the issuer;
                                             and

                                         -   during periods of rising interest
                                             rates, the average life of certain
                                             types of securities may be extended
                                             because of slower than expected
                                             principal payments. This may lock
                                             in a below market interest rate,
                                             increase the security's duration
                                             (the estimated period until the
                                             security is paid in full) and
                                             reduce the value of the security.
                                             This is known as extension risk.

                                     CREDIT RISK. Credit Risk is the risk that an issuer of a security will become unable to meet its obligation to make interest and principal payments. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest without limit in lower rated securities. These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

                                     CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

                                     ILLIQUID INVESTMENTS. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Investment Manager's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

                                     CURRENCY RISKS. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

                                     MANAGEMENT RISK. The Investment Manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made by the Investment Manager will prove beneficial to the Fund. Although certain members of the investment team at the Investment Manager have experience managing equity securities and options, the Investment Manager, as an entity, has limited experience managing such securities and options. The Advisor has a limited history advising registered investment companies such as the Fund, although the principals of the Advisor have experience servicing regulated investment companies and providing packaged products to advisors and their clients.

                                     STRATEGIC TRANSACTIONS. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and foreign currency transactions, options, futures, swaps, caps, floors, and collars and other derivatives transactions.

                                     INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's common shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any leverage the Fund may have issued would likely increase, which would tend to further reduce returns to holders of the Fund's common shares.

                                     ANTI-TAKEOVER PROVISIONS. The Fund's
                                     Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Fund issues preferred shares, the holders of the preferred shares will have voting rights that could deprive holders of common shares of such opportunities.

                                     MARKET DISRUPTION RISK. The terrorist
                                     attacks in the United States on September
                                     11, 2001 had a disruptive effect on the
                                     securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of the war or similar events in the future on the United States economy and securities markets.

                                     CERTAIN OTHER RISKS. An investment in the
                                     Fund is subject to certain other risks
                                     described in the "Risks" section of this prospectus beginning on page 25.

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT                       The Bank of New York will serve as the
                                     Fund's Administrator, Custodian and
                                     Transfer Agent (the "Administrator,"
                                     "Custodian" and "Transfer Agent," as the context requires) pursuant to various agreements between the Fund and The Bank of New York. See "Administrator, Custodian and
                                     Transfer Agent."

                            SUMMARY OF FUND EXPENSES

     The purpose of the table below is to help you understand all fees and expenses that you, as a holder of the Fund's common shares, would bear directly or indirectly. The following table shows Fund expenses as a percentage of net assets attributable to common shares.

SHAREHOLDER TRANSACTION EXPENSES
   Sales Load Paid by You (as a percentage of offering price)                   4.50%(1)
   Offering Expense Borne by the Fund (as a percentage of offering price)(2)     .20%
   Dividend Reinvestment Plan Fees                                              None(3)

                                                                                   PERCENTAGE OF NET ASSETS
                                                                                 ATTRIBUTABLE TO COMMON SHARES
                                                                                 -----------------------------
ANNUAL EXPENSES
   Management Fees                                                                                        1.00%(4)
   Other Expenses                                                                                          .25%
   Total Annual Expenses                                                                                  1.25%

----------
 (1) The Fund has also agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. Separately, Claymore Advisors, LLC has retained Merrill Lynch, Pierce, Fenner & Smith Incorporated to provide, as may reasonably be requested by Claymore Advisors, LLC from time to time, certain consulting and after-market shareholder support services. In connection with these services, Merrill Lynch, Pierce, Fenner & Smith Incorporated will receive from Claymore Advisors, LLC a quarterly fee equal to an annual rate of .15% of the Fund's Managed Assets; provided, however, that such fee, together with the partial reimbursement of expenses to the underwriters discussed above and the fee paid to Claymore Securities, Inc. discussed in footnote 2 below, shall not exceed 4.5% of the total price to the public of the common shares sold in this offering. See "Underwriting."

 (2) Claymore Advisors, LLC has agreed to pay the organizational expenses of the Fund. Claymore Advisors, LLC and Advent Capital Management, LLC have agreed to pay the offering expenses of the Fund (other than the sales load, but including the $.00667 per common share partial reimbursement of expenses to the underwriters) that exceed $.04 per common share (.20% of the offering price). To the extent that aggregate offering expenses are less than $.04 per common share, up to .15% of the amount of the offering up to such expense limit will be paid to Claymore Securities, Inc. as compensation for the distribution services it provides to the Fund. See "Underwriting."

 (3) You will pay brokerage charges if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

 (4) Represents the aggregate fee payable to the Advisor and Investment Manager.

     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues 15,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.25% of net assets attributable to common shares in years one through five and (2) a 5% annual return:(1)

                                                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                               ------  -------  -------  --------
Total Expenses Incurred                                                        $   59  $    85  $   112  $    191

----------
(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

     The Fund is a recently organized, diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on January 30, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700.

                                 USE OF PROCEEDS

     The net proceeds of the offering of common shares will be approximately
$    ($    if the underwriters exercise the overallotment option in full) after payment of the estimated organizational and offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. We currently anticipate that the Fund will be able to invest primarily in convertible securities, equity securities and high yield securities of U.S. and non-U.S. issuers that meet the Fund's investment objectives and policies within approximately three months after the completion of the offering. Pending investment in convertible securities, equity securities and high yield securities of U.S. and non-U.S. issuers that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term fixed income securities and money market securities to the extent such securities are available.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

     Under normal market conditions, the Fund will invest at least 70% of its Managed Assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers. It is anticipated that up to 30% of the Fund's Managed Assets will be invested in non-convertible high yield securities and that, initially, approximately 20% of the Fund's Managed Assets will be invested in securities issued by non-U.S. issuers. The portion of the Fund's Managed Assets invested in convertible securities, equity securities and non-convertible high yield securities, as well as the portion invested in securities issued by U.S. and non-U.S. issuers, will vary from time to time consistent with the Fund's investment objectives, changes in equity prices and changes in interest rates and other economic and market factors. All of the Fund's Managed Assets may from time to time be invested in lower grade securities.

     In furtherance of the Fund's primary investment objective of generating current income and current gains from trading in securities, under current market conditions the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums.

     These are non-fundamental policies and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the Investment Company Act. Percentage limitations described in this prospectus are as of the time of investment by the Fund and could from time to time not be complied with as a result of market value fluctuations of the Fund's portfolio and other events.

INVESTMENT PHILOSOPHY AND PROCESS

     GENERAL. The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

     CONVERTIBLE SECURITIES. Under normal market conditions, the Fund will invest at least 70% of its Managed Assets in a diversified portfolio of equity and convertible securities of U.S. and non-U.S. issuers. The Fund is not limited in the percentage of its assets that can be invested in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

     The Investment Manager typically applies a four-step approach when buying and selling convertible securities for the Fund, which includes:

     - screening the universe of convertible securities to identify securities with attractive risk/ reward characteristics relative to the underlying security;

     -   analyzing the creditworthiness of the issuer of the securities;

     - analyzing the equity fundamentals of the convertible security's underlying stock to determine its capital appreciation potential; and

     - monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

     SYNTHETIC CONVERTIBLE SECURITIES. The Fund may also invest in a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., an income security ("income security component") and the right to acquire an equity security ("convertible component"). The income security component is achieved by investing in non-convertible income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In creating a synthetic convertible security, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. In certain circumstances, purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 70% of its Managed Assets in convertible securities and equity securities.

     EQUITY SECURITIES. The Fund may invest without limit in equity securities, including preferred equity securities, and anticipates having a significant portion of its portfolio invested in dividend-paying equity securities. Equity securities are securities of a corporation or other entity that, in the case of common stocks, entitle the holder to a pro rata interest in the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities or, in the case of preferred stocks, has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. In making equity security selections, the Investment Manager seeks to invest in equity securities that have a history of paying dividends. Although equity securities have historically generated higher average total returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

     NON-CONVERTIBLE HIGH YIELD SECURITIES. The Fund may invest up to 30% of its Managed Assets in non-convertible high yield securities, i.e., income securities that are typically lower grade securities. The Fund's investments in non-convertible high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

     The Investment Manager typically applies a research approach that is similar to its approach for convertible securities when buying and selling non-convertible high yield securities for the Fund, which includes:

     - analyzing the creditworthiness of the security, with an emphasis on the issuing company's cash flow, interest coverage, balance sheet structure, and assets, and assessment of the subordination of the security within the capital structure;

     -   analyzing the business fundamentals of the issuing company; and

     - monitoring the portfolio on a continual basis to determine whether each security is maintaining its investment potential.

     OPTIONS. The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options on at least 50% of the Fund's securities, including, in some instances, synthetic convertible securities held by the Fund. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as

"American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option. Since virtually all options on individual stocks trade American style, the Investment Manager believes that substantially all of the options written by the Fund will be American style options.

     The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Manager (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See "Tax Matters."

     The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund will follow a strategy known as "covered call option writing," which is a strategy designed to produce income and offset a portion of a market decline in the underlying security. This strategy will be the Fund's primary investment strategy. The Fund will only "sell" or "write" options on securities held in the Fund's portfolio. It may not sell "naked" call options, i.e., options representing more shares of the security than are held in the portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund. In addition, if the Fund writes an option on a security underlying a convertible security, the Fund will segregate liquid assets in an amount equal to any liability that may be created if the Fund were required to exercise its conversion right in order to acquire the underlying security to cover the option. This strategy will ensure that the option is covered and that the Fund is not deemed to have created a senior security in writing the option.

     The standard contract size for a single option is 100 shares of the underlying security. There are four items needed to identify any option: (1) the underlying security; (2) the expiration month; (3) the strike price; and (4) the type (call or put).

     A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

     For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Fund security holdings will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the security from the Fund at the strike price if the security traded at a higher price than the strike price. In general, the Fund intends to continue to hold its securities rather than allowing them to be called away by the option holders.

     Option contracts are originated and standardized by an independent entity called the OCC. Currently, options are available on over 2,300 stocks with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, NYSE, Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges. The Fund may also sell options in the over the counter market and on non-U.S. exchanges.

     The Fund may also, to a limited extent, write covered put options. A put option on a security is "covered" if the Fund segregates assets determined to be liquid by the Investment Manager equal to the exercise price, as described above. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above.

     LOWER GRADE SECURITIES. The Fund may invest all of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager to be of comparable quality. Lower grade securities are commonly referred to as "junk bonds." Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade securities, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Although the Fund will not invest in securities that, at the time of purchase by the Fund, are rated below CCC by S&P, rated below Caa by Moody's or unrated securities determined by the Investment Manager to be of comparable quality, the Fund may hold securities whose ratings are downgraded, subsequent to the time of purchase of such securities by the Fund, to a rating in the lower ratings categories (CC or lower by S&P or Ca or lower by Moody's). When the Investment Manager believes it to be in the best interests of the

Fund's shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.

     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell lower grade securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Risks--Lower Grade Securities."

     The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupons. The higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative share price volatility. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The ratings of Moody's, S&P and the other rating agencies are their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Investment Manager's credit analysis than would be the case when the Fund invests in rated securities.

     The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. However, securities held by the Fund may become the subject of bankruptcy proceedings or otherwise default. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

     FOREIGN SECURITIES. The Fund will invest a portion of its Managed Assets in securities of foreign issuers, including debt and equity securities of corporate issuers, and in debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. The Fund anticipates that, initially, approximately 20% of its Managed Assets will be invested in securities issued by foreign issuers, although this percentage may increase or decrease based on market conditions.

     RULE 144A SECURITIES. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

     OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the Investment Company Act. Under the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (3) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various strategic transactions described below to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted as part of modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Manager seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.

     The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use Strategic Transactions to enhance potential gain, although the Fund will not enter into a Strategic Transaction to the extent such Strategic Transaction would cause the Fund to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. The use of leverage by the Fund, if any, may limit the Fund's ability to use Strategic Transactions.

     A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information.

     DEFENSIVE AND TEMPORARY INVESTMENTS. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Investment Manager to be consistent with a defensive posture, or may hold cash, including money market funds. During such periods, the Fund may not be able to achieve its investment objectives. The yield on such securities may be lower than that of other investments, but the risk of loss of capital is reduced.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Investment Manager to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 35% of the value of the Fund's total assets.

     PORTFOLIO TURNOVER. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

     The Fund's portfolio will be composed principally of the foregoing investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the Statement of Additional Information.

                                      RISKS

     The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.

     NO OPERATING HISTORY. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

     INVESTMENT AND MARKET DISCOUNT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, shares of closed-end management investment companies frequently trade at a discount from their net asset value.

     This risk may be greater for investors expecting to sell their shares of the Fund soon after completion of the public offering. The shares of the Fund were designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

     Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

     CONVERTIBLE SECURITIES RISK. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines (other than in distressed situations), the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid after the company's creditors but before the company's common stockholders. Consequently, the issuer's convertible securities generally may be viewed as having more risk than its debt securities, but less risk than its common stock.

     SYNTHETIC CONVERTIBLE SECURITIES RISK. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

     EQUITY SECURITIES RISK. The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks held by the Fund.

     There are special risks associated with investing in preferred equity securities, including:

     DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

     NON-CUMULATIVE DIVIDENDS. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

     SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

     LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or United States government securities.

     LIMITED VOTING RIGHTS. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

     SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

     When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

     To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     The number of call options the Fund can write is limited by the number of securities the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying security. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     LOWER GRADE SECURITIES RISK. Investing in lower grade securities involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the trust's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund may invest an unlimited portion of its Managed Assets in securities rated Ba/BB or lower at the time of investment or that are unrated but judged to be of comparable quality by the Investment Manager. Lower grade securities are commonly referred to as "junk bonds." The value of lower grade securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade securities are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than if the Fund owned only higher grade securities.

     Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying).

     The outstanding principal amount of lower grade securities has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of issuers of lower grade securities in those industries to meet their obligations. The market values of lower grade debt securities tend to reflect individual developments of the issuer to a greater extent that do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired. If the Fund holds a security the rating of which is downgraded to a rating of C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding.

     The secondary market for lower grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     FOREIGN SECURITIES RISK. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

     - less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

     - many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Investment Manager may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

     - adverse effect of currency exchange rates or controls on the value of the Fund's investments;

     - the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

     - economic, political and social developments may adversely affect the securities markets; and

     -   withholding and other non-U.S. taxes may decrease the Fund's return.

     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

     Economies and social and political climate in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     EMERGING MARKETS RISK. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

     CURRENCY RISKS. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

     INTEREST RATE RISK. Convertible securities and non-convertible income securities, including high yield and other lower grade securities, are subject to certain common risks, including:

     - if interest rates go up, the value of convertible securities and non-convertible securities in the Fund's portfolio generally will decline;

     - during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

     - during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

     CREDIT RISK. Credit Risk is the risk that an issuer of a security will become unable to meet its obligation to make interest and principal payments. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest without limit in lower rated securities. These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities.

     CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

     ILLIQUID INVESTMENTS. The Fund may invest without limit in illiquid securities. The Fund may also invest without limitation in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Investment Manager's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     MANAGEMENT RISK. The Investment Manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made by the Investment Manager will prove beneficial to the Fund. Although certain members of the investment team at the Investment Manager have experience managing equity securities and options, the Investment Manager, as an entity, has limited experience managing such securities and options. The Advisor has a limited history advising registered investment companies such as the Fund, although the principals of the Advisor have experience servicing regulated investment companies and providing packaged products to advisors and their clients.

     STRATEGIC TRANSACTIONS. Strategic Transactions in which the Fund may engage also involve certain risks and special considerations, including engaging in hedging and risk management transactions such as interest rate and foreign currency transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will primarily be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transaction involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transaction may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Investment Manager's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

     INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's common shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any leverage the Fund may have issued would likely increase, which would tend to further reduce returns to holders of the Fund's common shares.

     MARKET DISRUPTION RISK. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.

     ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Fund issues preferred shares, the holders of the preferred shares will have voting rights that could deprive holders of common shares of such opportunities.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Fund's Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Advisor and the Investment Manager. There are seven trustees of the Fund. Three of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISOR

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, serves as the investment advisor to the Fund. The Advisor is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the investment advisory agreement between the Advisor and the Fund, the Advisor furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates. Claymore Advisors, LLC has a limited history in advising registered closed-end investment companies such as the Fund. Claymore Securities, Inc., an affiliate of the Advisor, is an underwriter in the offering being made pursuant to this prospectus and acts as servicing agent to various investment companies. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for investment advisors and their valued clients. Pursuant to the investment advisory agreement between the Advisor and the Fund, as compensation for the services the Advisor provides to the Fund, the Fund pays the Advisor an annual fee, payable monthly in arrears, at annual rate equal to 0.49% of the average weekly value of the Fund's Managed Assets during such month (the "Advisory Fee").

INVESTMENT MANAGER


     Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's investment manager. The Investment Manager operates as a limited liability company and had approximately $3.8 billion in assets under management as of September 30, 2004. The Investment Manager is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible securities and high yield securities for institutional and individual investors, and members of the investment team at Advent have experience managing high yield securities, other income securities and equity securities. The members of the investment team of Advent Capital Management, LLC are: Tracy Maitland, Chief Investment Officer; Odell Lambroza, Patrick Dealy, David Phipps, F. Barry Nelson and Les Levi, Portfolio Managers; Alfredo Viegas, Portfolio Manager and Trader; and Phillippe DeSaint and
Robert Farmer, Traders. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Advent has limited experience serving as investment manager to registered investment companies.


     Pursuant to an investment management agreement among the Advisor, the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average weekly value of the Fund's Managed Assets during such month (the "Management Fee") for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all trustees of the Fund who are its affiliates.

     In addition to the Advisory Fee and the Management Fee, the Fund pays all other costs and expenses of its operations, including the compensation of its trustees (other than those affiliated with the Advisor and the Investment Manager), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses (if any), rating agency fees (if any), listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

                                 NET ASSET VALUE

     The net asset value of the common shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per common share will be determined as of the close of regular trading on the New York Stock Exchange on each day on which there is a regular trading session on the New York Stock Exchange. The Fund calculates net asset value per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred shares of the Fund from the Fund's Managed Assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding. The Fund's Administrator will be responsible for calculating the net asset value per common share, and the Fund's Advisor will be responsible for posting such calculation on the Fund's website (www.adventclaymore.com). Valuations of many securities expected to be in the Fund's portfolio may be made by a third party pricing service.

     For purposes of determining the net asset value of the Fund, if a security is traded on an exchange or national securities market, such security will be valued at the last sales price on the exchange or the national securities market on which it is primarily traded or, if there is no last sales price available for such security, or if a security is not traded on an exchange or national securities market, the mean of the closing bid and asked prices on such day for any such security is used. If a security, including a synthetic convertible security, is not traded on an exchange or national securities market and no bid or asked prices are quoted for such security on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.

                                  DISTRIBUTIONS

     The Fund intends to distribute to holders of its common shares quarterly dividends of all or a portion of its net income after payment of dividends and interest in connection with any leverage used by the Fund. It is expected that the initial quarterly dividend on shares of the Fund's common shares will be declared within approximately 90 days and paid approximately 120 days after completion of this offering. The Fund expects that all or a portion of any capital gain will be distributed at least annually.

     Various factors will affect the level of the Fund's income, including the asset mix, the amount of income on the options written by the Fund, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's net asset value and, correspondingly, distributions from undistributed income will deduct from the Fund's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

     Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the "Plan Administrator"), for shareholders in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

     The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay quarterly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

     The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to brokerage commissions.

     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence or questions concerning the Plan should be directed to the Plan Administrator at The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217, phone number (718) 315-4818.

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of January 30, 2004, as subsequently amended and restated to date. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

     The Fund has no present intention of offering any additional shares other than the common shares issued under the Fund's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

     The Fund has applied for the listing of its common shares on the New York Stock Exchange under the symbol "LCM."

     The Fund's net asset value per share generally increases and decreases based on the market value of the Fund's securities, and these changes are likely to be greater if the Fund utilizes a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Fund. See "Use of Proceeds."


     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in convertible, high yield and equity securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under "Repurchase of Common Shares."


          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

     In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

     The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

     - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the common shares, if the Fund utilizes such a structure. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

     To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Fund shall be required. For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the Investment Company Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                            CLOSED-END FUND STRUCTURE

     The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                           REPURCHASE OF COMMON SHARES

     Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Although the Fund's common shareholders will not have the right to redeem their common shares, the Fund may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value. There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's common shares, you should be aware that the acquisition of common shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

     The discussion below and in the Statement of Additional Information provides general Federal income tax information related to an investment in the Fund's common shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Statement of Additional Information do not constitute tax advice. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

     In order to avoid corporate federal income taxation of its taxable income, the Fund must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to make such an election and intends to meet these requirements each year. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits.

     The Fund intends to distribute at least annually all or substantially all of its taxable income and realized capital gain. Distributions of investment company taxable income including net short-term gain are taxable as ordinary income (to the extent of the current and accumulated earnings and profits of the Fund). Such income (if designated by the Fund) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent the Fund's income consists of dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate applicable to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions of net long-term capital gain that are designated by the Fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares, and will not qualify for a dividends received deduction available to corporate shareholders. Under the 2003 Tax Act, the tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions by the Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the tax basis in your shares. Any excess will be treated as gain from the sale of your shares.

     Gain or loss resulting from the sale or exchange of shares will be measured by the difference between the proceeds of the sale and the holders' adjusted tax basis in the shares being sold or exchanged and will generally be taxable as capital gain or loss, and will be a long-term capital gain or loss if you have held your shares for more than one year. For corporate shareholders, both long-term and short-term capital gain is taxed at the 35% rate. For non-corporate shareholders, under the 2003 Tax Act, long-term capital gain is generally taxed at a maximum rate of 15% and short-term capital gain is taxed at the maximum rate of 35% applicable to ordinary income.

     Each year, you will receive a year-end statement designating the amounts of capital gain, ordinary income, qualified dividend income and dividends which qualify for the dividends received deduction paid to you during the preceding year. You will receive this statement from the firm where you purchased your shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

     The Fund may be required to withhold taxes on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding.

     Please refer to the Statement of Additional Information for more detailed information. Fund distributions may also be subject to state and local taxes. You are urged to consult your tax advisor.

                                  UNDERWRITING

     Subject to the terms and conditions of a purchase agreement dated      ,
2005, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.


                                                                                  NUMBER OF
                 UNDERWRITER                                                    COMMON SHARES
                 -----------                                                    -------------
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
     Advest, Inc.
     Robert W. Baird & Co. Incorporated
     Claymore Securities, Inc.
     Ferris, Baker Watts, Incorporated.
     Fixed Income Securities, L.P.
     J.J.B. Hilliard, W.L. Lyons, Inc.
     KeyBanc Capital Markets, a division of McDonald Investments Inc.
     Legg Mason Wood Walker, Incorporated
     RBC Capital Markets Corporation
     Wedbush Morgan Securities Inc.
     Wells Fargo Securities, LLC
                                                                                -------------
                 Total
                                                                                =============


     The purchase agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund, the Advisor and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS


     The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the
public offering price less a concession not in excess of $       per share. The
sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a
discount in excess of $     per share on sales to other dealers. Notwithstanding
the foregoing, certain underwriters may pay an additional $     per share from
the sales load to certain dealers pursuant to existing arrangements with such dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares
purchased on or before      , 2005.


     The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                      PER SHARE     WITHOUT OPTION     WITH OPTION
                                                      ---------     --------------     -----------
     Public offering price                            $   20.00        $                  $
     Sales load                                       $     .90        $                  $
     Estimated offering expenses                      $     .04        $                  $
     Proceeds, after expenses, to the Fund            $   19.06        $                  $

     The expenses of the offering are estimated at $     and are payable by the
Fund. The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as the partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the common shares sold in this offering. The Advisor has agreed to pay the organizational expenses of the Fund, and the Advisor and the Investment Manager have agreed to pay the offering expenses of the Fund (other than sales load, but including the reimbursement of expenses described above) that exceed $.04 per common share (the "Reimbursement Cap").

OVERALLOTMENT OPTION

     The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

     Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in our common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over allotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of our common shares to stabilize its price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

     Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our common shares. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's dividend reinvestment plan.

     The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

ADDITIONAL COMPENSATION TO UNDERWRITERS AND OTHER RELATIONSHIPS


     The Advisor (and not the Fund) has agreed to pay a fee to Merrill Lynch, payable quarterly, at the annual rate of .15% of the Fund's Managed Assets during the continuance of the Investment Advisory Agreement between the Advisor and the Fund. Merrill Lynch has agreed, as requested by the Advisor, to, among other things, provide certain after-market support services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and to consult the Advisor with respect to applicable strategies designed to address market value discounts. In addition, the Advisor will pay to Merrill Lynch a fee in the amount of $8,177 as a transaction processing fee. The total amount of these additional compensation payments and transaction processing fee to
Merrill Lynch will not exceed     % of the total price to the public of the
common shares sold in this offering.

     Claymore Securities, Inc. will provide distribution assistance in connection with the sale of the common shares of the Fund. Claymore Securities, Inc. will be a party to the underwriting agreement among the Fund, the Advisor, the Investment Manager and the other underwriters named therein. Generally, Claymore Securities, Inc. pays a fee of .15% of the offering amount to employees who assist in marketing securities as compensation, and such employees are also reimbursed their reasonable out-of-pocket expenses in accordance with Claymore Securities, Inc.'s reimbursement policy. Such fees are paid by Claymore Securities, Inc. and not the Fund. To the extent that the Fund has not otherwise paid organizational and offering expenses equal to the Reimbursement Cap, the Fund will pay up to .15% of the amount of the offering up to the Reimbursement Cap to Claymore Securities, Inc. as payment for its distribution assistance. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers. The amount of this payment to Claymore Securities, Inc. will not exceed .15% of the total price to the public of the common shares sold in this offering.


     The sum of the fees payable to Merrill Lynch and Claymore Securities, Inc. (excluding the sales load), plus the amount paid by the Fund as the $.00667 per common share reimbursement to the underwriters, will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby. The sum total of all compensation to underwriters in connection with this public offering of common shares, including sales load and additional compensation to and reimbursement of underwriters, will be limited to 9.0% of the total price to the public of the common shares sold in this offering.

     In connection with the offering, the underwriters or selected dealers may distribute prospectuses electronically.

     The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The address of Claymore Securities, Inc. is 2455 Corporate West Drive, Lisle, Illinois 60532.

                   ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

     The Custodian, Administrator, Transfer Agent, fund accountant and dividend-paying agent of the Fund is The Bank of New York. As Custodian, The Bank of New York performs custodial, fund accounting and portfolio accounting services, and as Administrator, The Bank of New York calculates the net asset value of the common shares and generally assists in all aspects of the administration and operation of the Fund.

     The Bank of New York's offices are located at 101 Barclay Street, New York, New York 10286.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the common shares will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP. Skadden, Arps, Slate, Meagher & Flom LLP serves as counsel to the Investment Manager and other funds advised by the Investment Manager and periodically represents certain of the underwriters and the Advisor in connection with various matters.

                         PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Advisor, Investment Manager and their respective affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION


                                                                       PAGE
                                                                       ----
Use of Proceeds                                                           2
Investment Objectives and Policies                                        2
Investment Policies and Techniques                                        3
Other Investment Policies and Techniques                                  6
Management of the Fund                                                   14
Portfolio Transactions and Brokerage                                     21
Description of Shares                                                    22
Repurchase of Common Shares                                              23
Tax Matters                                                              24
Experts                                                                  29
Additional Information                                                   29
Report of Independent Registered Public Accounting Firm                 F-1
Financial Statements                                                    F-2
Appendix A Ratings of Investments                                       A-1
Appendix B Proxy Voting Policy and Procedures                           B-1

     Until        , 2005 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[ADVENT CAPITAL MANAGEMENT, LLC LOGO]                        [CLAYMORE(R) LOGO]

                                             SHARES

                                 ADVENT/CLAYMORE
                          ENHANCED GROWTH & INCOME FUND
                                  COMMON SHARES
                                $20.00 PER SHARE


                                   ----------
                                   PROSPECTUS
                                   ----------


                               MERRILL LYNCH & CO.
                                  ADVEST, INC.
                              ROBERT W. BAIRD & CO.
                            CLAYMORE SECURITIES, INC.
                               FERRIS, BAKER WATTS
                                  INCORPORATED

                          FIXED INCOME SECURITIES, L.P.

                        J.J.B. HILLIARD, W.L. LYONS, INC.
                             KEYBANC CAPITAL MARKETS
                             LEGG MASON WOOD WALKER
                                  INCORPORATED
                               RBC CAPITAL MARKETS
                         WEDBUSH MORGAN SECURITIES INC.
                             WELLS FARGO SECURITIES

                                             , 2005

                            ADVENT/CLAYMORE ENHANCED
                              GROWTH & INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

     Advent/Claymore Enhanced Growth & Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto that is anticipated to be dated January , 2005. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling
(800) 345-7999. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

                                TABLE OF CONTENTS


                                                                                PAGE
USE OF PROCEEDS                                                                    2
INVESTMENT OBJECTIVES AND POLICIES                                                 2
INVESTMENT POLICIES AND TECHNIQUES                                                 3
OTHER INVESTMENT POLICIES AND TECHNIQUES                                           6
MANAGEMENT OF THE FUND                                                            14
PORTFOLIO TRANSACTIONS AND BROKERAGE                                              21
DESCRIPTION OF SHARES                                                             22
REPURCHASE OF COMMON SHARES                                                       23
TAX MATTERS                                                                       24
EXPERTS                                                                           29
ADDITIONAL INFORMATION                                                            29
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                          F-1
FINANCIAL STATEMENTS                                                             F-2
APPENDIX A RATINGS OF INVESTMENTS                                                A-1
APPENDIX B PROXY VOTING POLICY AND PROCEDURES                                    B-1


        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JANUARY   , 2005.

                                 USE OF PROCEEDS

     Pending investment in convertible securities and non-convertible income securities that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term fixed income securities and money market securities to the extent such securities are available. See "Investment Policies and Techniques--Short-Term Fixed Income Securities."

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares (if any) voting together as a single class, and of the holders of a majority of the outstanding preferred shares (if any) voting as a separate class:

          (1) invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to government securities;

          (2) with respect to 75% of its Managed Assets, invest more than 5% of the value of its Managed Assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer;

          (3) issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the "Investment Company Act"), or pledge its assets other than to secure such issuances or in connection with Strategic Transactions and other investment strategies;

          (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of convertible securities and non-convertible income securities consistent with the Fund's investment objectives and policies or the entry into repurchase agreements;

          (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

          (6) purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; or

          (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

     When used with respect to particular shares of the Fund, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

     In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

          (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's Managed Assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

          (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

          (3) purchase securities of companies for the purpose of exercising control.

     Under the Investment Company Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory and management fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described herein, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     With respect to the Fund's non-fundamental policy of investing at least 70% of its Managed Assets in a diversified portfolio of equity and convertible securities of U.S. and non-U.S. issuers, up to 30% of the Fund's Managed Assets in non-convertible high yield securities and its intent to write options on at least 50% of its portfolio securities, the Fund has adopted a policy to provide shareholders of the Fund at least 60 days' prior notice of any change in this non-fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the Investment Company Act and the rules and regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

     In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer and such securities do not represent more than 10 percent of the voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

                       INVESTMENT POLICIES AND TECHNIQUES

     Under normal market conditions, the Fund will invest at least 70% of its Managed Assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers. It is anticipated that up to 30% of the Fund's Managed Assets will be invested in non-convertible high yield securities and that, initially, approximately 20% of the Fund's Managed Assets will be invested in securities issued by non-U.S. issuers. The portion of the Fund's Managed Assets invested in convertible securities, equity securities and non-convertible high yield securities, as well as the portion invested in securities issued by U.S. and non-U.S. issuers, will vary from time to time consistent with the Fund's investment objectives, changes in equity prices and changes in interest rates and other economic and market factors. All of the Fund's Managed Assets may from time to time be invested in lower grade securities. Lower grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities.

     In furtherance of the Fund's primary investment objective of generating current income and current gains from trading in securities, under current market conditions the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund, thus generating option writing premiums. A secondary source of current income to the Fund will be the receipt of dividends or interest on the securities held in the Fund's portfolio.

INVESTMENT PHILOSOPHY AND PROCESS

     The prospectus presents the investment objectives and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

     DISTRESSED SECURITIES. The Fund may hold securities that become the subject of bankruptcy proceedings or are otherwise in default as to the repayment of principal and/or payment of interest. The Fund may also hold securities whose ratings are in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by the Investment Manager to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

SHORT-TERM FIXED INCOME SECURITIES

     For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
     (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.

          The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

SHORT SALES

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the

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sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

BORROWINGS AND PREFERRED SHARES

     Although the Fund is authorized by its fundamental investment restrictions to issue preferred shares in an amount up to 50% of its Managed Assets, the Fund currently does not anticipate issuing preferred shares, and if it does so it anticipates that, under current market conditions, it would offer preferred shares representing no more than 20% of its Managed Assets immediately after the issuance of the preferred shares. Also, although it has no current intention to do so, the Fund may, in the future, seek to enhance the yield of the Fund's current income through the use of other types of leverage, including through the issuance of commercial paper or notes and/or borrowings in an aggregate amount up to 20% of the Fund's Managed Assets after such issuance and/or borrowing. The Fund may borrow from banks and other financial institutions. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage is not used. When leverage is employed, the net asset value and market prices of the common shares and the yield to holders of common shares will be more volatile. If the Fund offers preferred shares, such shares will be senior to the common shares and the costs of any such offering will be borne immediately by common shareholders and result in a reduction of the net asset value of the common shares. Any issuance of commercial paper or notes or borrowings will also have seniority over the common shares. The leveraging strategy employed by the Fund (if any) may not be successful. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of preferred shares.

     The Agreement and Declaration of Trust provides that the Fund's board of trustees may authorize and issue preferred shares (the "preferred shares") with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

     The Investment Company Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any preferred shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Pre-ferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of com-mon shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the au-thorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

     The terms of any preferred shares would typically provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, if any, while any resale of shares by the Fund will increase that leverage, if any.

     The discussion above describes the possible offering of preferred shares by the Fund. If the board of trus-tees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

     The Fund anticipates that it will apply for ratings for any preferred shares it issues from Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch") and/or Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"). In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's, Fitch and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objectives. The Fund presently anticipates that any preferred shares that it issues would be initially given the highest ratings by Moody's (Aaa), Fitch
(AAA) and/or S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the Fund. Moody's, Fitch and S&P receive fees in connection with their ratings issuances.

LEVERAGE RISK

     Leverage risk is the risk associated with the borrowing of funds and other investment techniques, including the issuance of any preferred shares by the Fund to leverage the common shares.

     Leverage is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. For example, leverage may cause greater swings in the Fund's net asset value or cause the Fund to lose more than it invested. The Fund will also have to pay interest or dividends on its leverage, reducing the Fund's return. This expense may be greater than the Fund's return on the underlying investment. There is no assurance that the Fund's leveraging strategy will be successful.

     If leverage is employed, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term interest rates on the leverage. If the interest rate on the leverage approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the interest rate on the leverage exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund were not leveraged. The Fund will pay (and the holders of common shares will bear) any costs and expenses relating to any leverage. Accordingly, the Fund can not assure you that the use of leverage would result in a higher yield or return to the holders of the common shares.

     Any decline in the net asset value of the Fund's investments will be borne entirely by the holders of common shares which increases the risk of loss to the common shares. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In extreme cases, the Fund might be in danger of failing to maintain the required 200% asset coverage, of losing its ratings on any preferred shares issued or the Fund's current investment income might not be sufficient to meet the interest payments on indebtedness or the dividend requirements on any preferred shares. In order to counteract such events, the Fund might need to reduce its indebtedness and to liquidate investments or to unwind Strategic Transactions in order to fund a redemption of some or all of the preferred shares or to comply with rating agency requirements.

     Liquidation at times of low security prices may result in capital losses and may reduce returns to the holders of common shares.

     While the Investment Manager may from time to time consider reducing the Fund's leverage, if any, in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Investment Manager will actually reduce the Fund's leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Investment Manager were to reduce the Fund's leverage, if any, based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holder of common shares relative to the circumstance where the Investment Manager had not reduced the Fund's leverage. The Investment Manager may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce the Fund's leverage as described above. When the Fund uses financial leverage, the investment advisory fee payable to the Advisor and the management fee payable to the Investment Manager will be higher than if the Fund did not use leverage. Therefore, there may be a conflict of interest.

     Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act.

The Investment Manager does not believe that these covenants or guidelines will impede the Investment Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

STRATEGIC TRANSACTIONS

     Consistent with its investment objectives and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured.

     INTEREST RATE TRANSACTIONS. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management techniques or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased preferred share dividend rates or increases in the Fund's cost of borrowing.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ("future contracts") of securities, aggregates of securities, financial indices and U.S. government debt securities or options on the foregoing securities to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging, risk management and other appropriate portfolio management purposes. In each case the Fund will engage in such transactions in accordance with the rules and regulations of the CFTC.

     CREDIT DERIVATIVES. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms or credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund for hedging purposes. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

     CALLS ON SECURITIES, INDICES AND FUTURES CONTRACTS. In order to enhance income or reduce fluctuations in net asset value, the Fund may purchase call options on securities and indices based upon the prices of securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price.

     PUTS ON SECURITIES, INDICES AND FUTURES CONTRACTS.As with calls, the Fund may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

     The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.

     FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Investment Manager anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

     The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Manager anticipates that there will be a correlation between the two currencies.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

     Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot cash market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See "Tax Matters."

REPURCHASE AGREEMENTS

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Manager, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Investment Manager will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Manager will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF SECURITIES

     The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Fund ("Qualified Institutions"). By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),
(iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Investment Manager, and will be considered in making decisions with respect to lending securities, subject to review by the Fund's Board of Trustees.

     The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Fund may purchase bonds on a "when-issued" basis and may purchase or sell bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund entered into a transaction on a when-issued or forward commitment basis, it may segregate with its custodian cash or other liquid securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

PAY-IN-KIND SECURITIES

     The Fund may invest pay-in-kind, or "PIK," securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current Federal tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BRADY BONDS

     The Fund's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Fund may purchase have no or limited collateralization, and the Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund may invest are likely to be acquired at a discount.

ZERO COUPON BONDS

     The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current Federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Tax Matters."

STRUCTURED INVESTMENTS

     The Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

     The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

     Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

WARRANTS

     The Fund may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe to other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund does not intend to retain in its portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in the manner that it believes will reduce its risk of a loss in connection with the sale.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISORY AGREEMENT

     Although the Advisor intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of the Advisor are not exclusive, and the Advisor provides similar services to other clients and may engage in other activities.

     The investment advisory agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on December 14, 2004, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Fund to pay an advisory fee to the Advisor, such advisory fee being payable monthly in arrears at an annual rate equal to 0.49% of the average weekly value of the Fund's Managed Assets.


     The investment advisory agreement was approved by the sole common shareholder of the Fund on January 12, 2005. The investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment advisory agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


     The investment advisory agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Advisor in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Advisor, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

     The business address of the Advisor is 2455 Corporate West Drive, Lisle, Illinois 60532.

INVESTMENT MANAGEMENT AGREEMENT

     Although Advent intends to devote such time and effort to the business of the Fund as is reasonably necessary to perform its duties to the Fund, the services of Advent are not exclusive, and Advent provides similar services to other clients and may engage in other activities.

     The investment management agreement was approved by the Fund's Board of Trustees at an in-person meeting of the Board of Trustees held on December 14, 2004, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Fund to pay a management fee to the Investment Manager, such management fee being payable monthly in arrears at an annual rate equal to 0.51% of the average weekly value of the Fund's Managed Assets.


     The investment management agreement was approved by the sole common shareholder of the Fund on January 12, 2005. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's

Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund or by the Investment Manager, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


     The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of the Fund's shareholders for any act or omission by the Investment Manager in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders and provides for indemnification by the Fund of the Investment Manager, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND INVESTMENT MANAGEMENT AGREEMENT


     The Board of Trustees of the Fund, in approving the selection of the Advisor and the Investment Manager and in approving the investment advisory agreement between the Fund and the Advisor and the investment management agreement among the Fund, the Advisor and the Investment Manager (collectively, the "Agreements"), considered and concluded the following:

FACTORS CONSIDERED

     In considering the Agreements, the Board of Trustees, including the non-interested Trustees, did not identify any factor as all-important or all-controlling and instead considered many factors collectively in light of all of the Fund's surrounding circumstances, including the following: (i) the investment objectives and policies of the Fund, (ii) the team of investment advisory personnel assigned to the Fund, some of whom were present at the meeting at which the Agreements were considered, (iii) the nature and quality of the services to be provided to the Fund by the Advisor and the Investment Manager, (iv) the Fund's fee and expense data as compared to a peer group of closed-end funds with similar investment strategies as the Fund, (v) a pro forma profitability analysis of both the Advisor and the Investment Manager with respect to the Fund based on certain assumed levels of Managed Assets and (v) the direct and indirect benefits to the Advisor and the Investment Manager from their relationship with the Fund.

     During its deliberations, the Board of Trustees focused on the experience, resources and strengths of (i) the Investment Manager in managing investment companies that invest, among other types of investments, in convertible and high yield securities and (ii) the Advisor in supervising the investment activities of certain non-affiliated closed-end fund managers, strategizing with such fund managers as to the investment programs of the funds they manage and providing various administrative and shareholder support services to closed-end funds. The Board of Trustees discussed with the portfolio managers the investment policies of the Fund and the means by which they intend to pursue those policies, how those means may differ from the means employed with respect to other funds managed by the Investment Manager and/or the Advisor with different investment objectives and policies and the Investment Manager's policies and procedures in respect of execution of portfolio transactions. The Board of Trustees, based on their experience as directors or trustees of other investment companies managed by the Investment Manager or administered by the Investment Advisor, also focused on the quality of the compliance and administrative staff at the Advisor and the Investment Manager and assured themselves that the services provided by such staff would be made available to the Fund. The Board of Trustees also focused on the Fund's advisory fee rate, investment management fee rate, aggregate advisory fee rate and anticipated expense ratios as compared to those of comparable closed-end funds with comparable investment objectives and strategies (such information was provided by the Advisor and was based on publicly available information). The Board of Trustees also considered whether the Fund presented opportunities for economies of scale.

     The non-interested Trustees were represented by independent counsel who assisted them in their deliberations. Although the Board of Trustees was made aware of certain arrangements to be entered into between the Advisor and/or the Investment Manager and certain third parties in connection with the on-going operation of the Fund (including anticipated fees to be paid to such third parties), the Board of Trustees was informed by independent counsel to the non-interested Trustees that it was not to consider any such fees being paid by the Advisor and/or the Investment Manager to third parties when considering the reasonableness of each of the advisory fee and management fee being paid to the Advisor and the Investment Manager, respectively, by the Fund in connection with the services the Advisor and the Investment Manager provide to the Fund.

CONCLUSIONS

     Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board of Trustees, including a majority of the non-interested Trustees, concluded that:

     - it was satisfied with the nature, extent and quality of the services to be provided by each of the Advisor and the Investment Manager to the Fund;

     - there did not appear at this time to be any significant economies of scale to be shared between the Fund and the Investment Manager or the Advisor;

     - in light of the anticipated costs of providing investment management and advisory services to the Fund, the pro forma profit levels and other ancillary benefits that the Investment Manager and the Advisor were projected to receive with regard to providing investment management, advisory and other services to the Fund were reasonable; and

     - each of the advisory fee rate and investment management fee rate was reasonable in relation to such services, giving due regard to the sophisticated and multi-dimensional nature of the investment strategies to be employed by the Fund.


TRUSTEES AND OFFICERS

     The officers of the Fund manage its day-to-day operations. The officers are directly responsible to the Fund's Board of Trustees which sets broad policies for the Fund and chooses its officers. Following is a list of his present positions and principal occupations during the last five years. The business address of the Fund and the Fund's board members and officers is 2455 Corporate West Drive, Lisle, Illinois 60532, unless specified otherwise below.

INDEPENDENT TRUSTEES

                                    TERM OF
NAME, ADDRESS, AGE                 OFFICE AND               PRINCIPAL OCCUPATION
AND POSITION(S) HELD               LENGTH OF             DURING THE PAST FIVE YEARS                    OTHER DIRECTORSHIPS
WITH REGISTRANT                   TIME SERVED              AND OTHER AFFILIATIONS                        HELD BY TRUSTEE
------------------------------  --------------- ----------------------------------------------  ----------------------------------
Derek Medina                    Three           Vice President, Business Affairs and News       Director of Young Scholar's
ABC News 47 West 66th Street    years(1)(2)     Planning at ABC News from 2003-present.         Institute. Former Director of
New York, NY 10023                              Formerly Executive Director, Office of the      Episcopal Social Services. Trustee
Age: 37                                         President at ABC News (2000-2003). Former       of Advent Claymore Convertible
Trustee                                         associate at Cleary Gottlieb Steen & Hamilton   Securities and Income Fund.
                                                (law firm) (1995-1998). Former associate in
                                                Corporate Finance at J.P. Morgan/Morgan
                                                Guaranty (1988-1990).

                                    TERM OF
NAME, ADDRESS, AGE                 OFFICE AND               PRINCIPAL OCCUPATION
AND POSITION(S) HELD               LENGTH OF             DURING THE PAST FIVE YEARS                    OTHER DIRECTORSHIPS
WITH REGISTRANT                   TIME SERVED              AND OTHER AFFILIATIONS                        HELD BY TRUSTEE
------------------------------  --------------- ----------------------------------------------  ----------------------------------
Ronald A. Nyberg                Three           Principal of Ronald A. Nyberg, Ltd., a law      Director, Edward Hospital
200 East 5th Avenue Suite 116   years(1)(2)     firm specializing in Corporate Law, Estate      Foundation, Naperville, IL; Trustee,
Naperville, IL 60563                            Planning and Business Transactions from         North Park University, Chicago;
Age: 51                                         2000-present. Formerly, Executive Vice          Trustee, MBIA Capital/Claymore
Trustee                                         President, General Counsel and Corporate        Managed Duration Investment Grade
                                                Secretary of Van Kampen Investments             Municipal Fund; Western
                                                (1982-1999). Former associate of Querrey &      Asset/Claymore U.S. Treasury
                                                Harrow (law firm) (1978-1982).                  Inflation Protected Securities
                                                                                                Fund; Western Asset/Claymore U.S.
                                                                                                Treasury Inflation Protected
                                                                                                Securities Fund 2; Dreman/Claymore
                                                                                                Dividend and Income Fund; TS &
                                                                                                W/Claymore Tax-Advantaged
                                                                                                Balanced Fund; and Madison/Claymore
                                                                                                Covered Call Fund; Advent Claymore
                                                                                                Convertible Securities and Income
                                                                                                Fund; and Fiduciary/Claymore MLP
                                                                                                Opportunity Fund.

Gerald L. Seizert,              Three           Chief Executive Officer of SeizertCapital       Former Director of Loomis, Sayles
CFP Seizert                     years(1)(2)     Partners, LLC, where he directs the equity      and Co., L.P. Trustee of Advent
Capital Partners, LLC                           disciplines of the firm and serves as a co-     Claymore Convertible Securities
1668 S. Telegraph Suite 120                     manager of the firm's hedge fund, Proper        and Income Fund.
Bloomfield Hills, MI 48302                      Associates, LLC from 2000-present. Formerly
Age: 52                                         Co-Chief Executive (1998-1999) and a Managing
Trustee                                         Partner and Chief Investment Officer-Equities
                                                of Munder Capital Management, LLC (1995-1999).
                                                Former Vice President and Portfolio Manager of
                                                Loomis, Sayles & Co., L.P. (asset manager)
                                                (1984-1995). Former Vice President and
                                                Portfolio Manager at First of America Bank
                                                (1978-1984).

Ronald E. Toupin, Jr.           Three           Formerly Vice President, Manager and Portfolio  Trustee, MBIA Capital/Claymore
117 Ashland Avenue              years(1)(2)     Manager of Nuveen Asset Management              Managed Duration Investment Grade
River Forest, IL 60305                          (1998-1999), Vice President of Nuveen           Municipal Fund; Western
Age: 46                                         Investment Advisory Corporation (1992-1999),    Asset/Claymore U.S. Treasury
Trustee                                         Vice President and Manager of Nuveen Unit       Inflation Protected Securities
                                                Investment Trusts (1991-1999), and Assistant    Fund; Western Asset/Claymore U.S.
                                                Vice President and Portfolio Manager of Nuveen  Treasury Inflation Protected
                                                Unit Trusts (1988-1999), each of John Nuveen &  Securities Fund 2; Dreman/Claymore
                                                Company, Inc. (asset manager) (1982-1999).      Dividend and Income Fund;
                                                                                                TS&W/Claymore Tax-Advantaged
                                                                                                Balanced Fund; and
                                                                                                Madison/Claymore Covered Call
                                                                                                Fund; Advent Claymore Convertible
                                                                                                Securities and Income Fund; and
                                                                                                Fiduciary/Claymore MLP
                                                                                                Opportunity Fund.

INTERESTED TRUSTEES

                                    TERM OF
NAME, ADDRESS, AGE                 OFFICE AND               PRINCIPAL OCCUPATION
AND POSITION(S) HELD               LENGTH OF             DURING THE PAST FIVE YEARS                    OTHER DIRECTORSHIPS
WITH REGISTRANT                   TIME SERVED              AND OTHER AFFILIATIONS                        HELD BY TRUSTEE
------------------------------  --------------- ----------------------------------------------  ----------------------------------
Tracy V. Maitland               Three           President of Advent Capital Management, LLC,    Trustee of Advent Claymore
1065 Avenue of the              years(1)(2)     which he founded in June, 2001. Prior to June,  Convertible Securities and
Americas 31st Floor                             2001, President of Advent Capital Management,   Income Fund.
New York, NY 10018                              a division of Utendahl Capital.
Age: 44
Trustee, Chairman, President
and Chief Executive Officer

Nicholas Dalmaso                Three           Senior Managing Director and General Counsel    Trustee, MBIA Capital/Claymore
2455 Corporate                  years(1)(2)     of Claymore Advisors, LLC and Claymore          Managed Duration Investment Grade
West Drive Lisle,                               Securities, Inc. from 2001-present. Manager,    Municipal Fund; Western
Illinois 60532                                  Claymore Fund Management Company, LLC.          Asset/Claymore U.S. Treasury
Age: 39                                         Formerly, Assistant General Counsel, John       Inflation Protected Securities
Trustee                                         Nuveen and Company Inc. (asset manager)         Fund; Western Asset/Claymore U.S.
                                                (1999-2001). Former Vice President and          Treasury Inflation Protected
                                                Associate General Counsel of Van Kampen         Securities Fund 2; Flaherty &
                                                Investments, Inc. (1992-1999).                  Crumrine Claymore Preferred
                                                                                                Securities & Income Fund; Flaherty
                                                                                                & Crumrine/Claymore Total Return
                                                                                                Fund; Dreman/Claymore Dividend &
                                                                                                Income Fund; TS & W/Claymore
                                                                                                Tax-Advantaged Balanced Fund; and
                                                                                                Madison/Claymore Covered Call
                                                                                                Fund; Advent Claymore Convertible
                                                                                                Securities and Income Fund; and
                                                                                                Fiduciary/Claymore MLP Opportunity
                                                                                                Fund.

Michael A. Smart                Three           Managing Partner, Williams Capital Partners,    Director, Country Pure Foods.
Williams Capital Partners, L.P. years(1)(2)(3)  L.P., Advisor to First Atlantic Capital Ltd.,   Trustee of Advent Claymore
650 Fifth Avenue                                a private equity firm (2001-present). Formerly  Convertible Securities and
New York, NY 10019                              a Managing Director in Investment Banking-The   Income Fund.
Age: 44                                         Private Equity Group (1995-2001) and a Vice
Trustee                                         President in Investment Banking-Corporate
                                                Finance (1992-1995) at Merrill Lynch & Co.
                                                Founding Partner of The Carpediem Group, a
                                                private placement firm (1991-1992). Former
                                                associate at Dillon, Read and Co.
                                                (investment bank) (1988-1990).

(1) After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:

     -- Messrs. Smart and Nyberg, as Class I trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders.

     -- Messrs. Maitland and Dalmaso, as Class II trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

     -- Messrs. Seizert, Toupin and Medina, as Class III trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

(2)  Each trustee has served in such capacity since the Fund's inception.

(3) Mr. Smart will cease to be an Interested Trustee once Merrill Lynch is no longer a principal underwriter of the Fund.

OFFICERS

                                                                        PRINCIPAL OCCUPATION DURING THE PAST
NAME AND AGE                            TITLE                            FIVE YEARS AND OTHER AFFILIATIONS
------------------------------  -----------------------  ----------------------------------------------------------------
Heidemarie Gregoriev            Assistant Secretary      Vice President and Assistant General Counsel, Claymore Advisors,
Age: 32                                                  LLC and Claymore Securities, Inc. (since 2004). Previously,
                                                         Legal Counsel for Henderson Global Investors (North America)
                                                         Inc. (2001-2004) and Assistant Secretary (2001-2004) and Chief
                                                         Legal Officer (2003-2004) for Henderson Global Funds; Associate,
                                                         Gardner, Carton & Douglas (1997-2001).

F. Barry Nelson                 Vice President           Co-Portfolio Manager and Research Director at Advent Capital
Age: 61                                                  Management, LLC from June, 2000 to present. Prior to June, 2000,
                                                         Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.

Bruce Berger                    Treasurer and Chief      Advent Capital Management, LLC: Controller, 2004 - present;
Age: 32                         Financial Officer        Maple Securities: Controller, 2001-2004; Arthur Andersen:
                                                         Manager, 1998-2001.

Rodd Baxter                     Secretary and Chief      Advent Capital Management, LLC: General Counsel--Legal, 2002 to
Age: 54                         Compliance Officer       present; SG Cowen Securities Corporation: Director and Senior
                                                         Counsel, 1998-2002; Cowen & Co: General Counsel of Cowen Asset
                                                         Management, 1992-1998.

Steven M. Hill                  Assistant Treasurer      Managing Director of Claymore Advisors, LLC and Claymore
Age: 40                                                  Securities, Inc., 2003 to present; Treasurer of Henderson Global
                                                         Funds and Operations Manager of Henderson Global Investors (NA)
                                                         Inc. (2002-2003); Managing Director, FrontPoint Partners LLC
                                                         (2001-2002); Vice President, Nuveen Investments (1999-2001);
                                                         Chief Financial Officer, Skyline Asset Management LP (1999);
                                                         Vice President, Van Kampen Investments and Assistant Treasurer,
                                                         Van Kampen mutual funds (1989-1999).


     Prior to the initial public offering of the Fund's common shares, all of the outstanding shares of the Fund were owned by Claymore Securities, Inc.


                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                                  EQUITY SECURITIES IN ALL
                                                                                   REGISTERED INVESTMENT
                                                                                   COMPANIES OVERSEEN BY
                                   DOLLAR RANGE OF EQUITY                             TRUSTEES IN THE
NAME OF BOARD MEMBER              SECURITIES IN THE FUND(1)                         FAMILY COMPANIES(1)
--------------------              -------------------------                       -------------------------
Michael A. Smart                          $   0                                                     $0

Ronald E. Toupin, Jr.                     $   0                                                     $0

Gerald L. Seizert                         $   0                                      $10,001 - $50,000

Ronald Nyberg                             $   0                                      $10,001 - $50,000

Derek Medina                              $   0                                                     $0

Tracy V. Maitland                         $   0                                          Over $100,000

Nicholas Dalmaso                          $   0                                                     $0

(1)  As of December 31, 2004.

     Each Independent Trustee receives an annual fee of $12,000, plus $1,500 for each meeting of the Board of Trustees or any committee thereof attended in-person by such Independent Trustee. Each Independent Trustee receives $500 for each meeting of the Board of Trustees or any committee thereof attended via telephone. Each trustee is entitled to reimbursement for all travel and out-of-pocket expenses of such trustee incurred in connection with attending each meeting of the Board of Trustees and any committee thereof. The fees and expenses of the Independent Trustees of the Fund are paid by the Fund. Mr. Toupin, as chairman of the Audit Committee, receives an additional $1,500 per year for serving in such office. It is estimated that the Independent

Trustees will receive from the Fund the amounts set forth below for the Fund's calendar year ending December 31, 2005, assuming the Fund had been in existence for the entire calendar year preceding such date.


                                                                                     TOTAL COMPENSATION
                                                                                   FROM THE FUND AND FUND
                                         AGGREGATE COMPENSATION                    COMPLEX PAID TO BOARD
NAME OF BOARD MEMBER                            FROM FUND                                 MEMBER(1)
--------------------                     ----------------------                    -----------------------
Michael A. Smart                              $     21,000(2)                          $    42,000(2)

Ronald E. Toupin, Jr.                         $     22,500(2)                          $    45,000(2)

Gerald L. Seizert                             $     21,000(2)                          $    42,000(2)

Ronald Nyberg                                 $     18,000                             $    36,000

Derek Medina                                  $     21,000(2)                          $    42,000(2)


(1) States the total compensation anticipated to be earned by such person during the Fund's calendar year ending December 31, 2005 from the Fund and Advent Claymore Convertible Securities and Income Fund, assuming the Fund had been in existence for the entire calendar year preceding such date. As of December 31, 2004, there were no other funds in the Fund Complex.


(2)  Includes compensation for service on the Audit Committee.

     The Board of Trustees of the Fund currently has two committees: an Executive Committee and an Audit Committee.


     The Executive Committee consists of Tracy V. Maitland and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and By-Laws of the Fund. The Executive Committee, subject to the Fund's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full Board of Trustees in the intervals between meetings of the Board. As of December 31, 2004, the Executive Committee has not taken any actions on behalf of the Fund.


     The Audit Committee consists of Derek Medina, Ronald E. Toupin, Jr. and Gerald L. Seizert. Michael A. Smart will become a member of the Audit Committee once Merrill Lynch is no longer a principal underwriter of the Fund. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Fund, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants. The Audit Committee took certain actions on March 30, 2004, including, among other things, recommending to the Independent Trustees that the independent auditors of the Fund be approved as such. The Board of Trustees of the Fund has determined that the Fund has two audit committee financial experts serving on its Audit Committee, Mr. Toupin, Jr. and Mr. Seizert, both of whom are independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

     No trustee who is not an interested person of the Fund owns beneficially or of record any security of the Advisor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor.

PROXY VOTING POLICIES

     The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Investment Manager pursuant to the Investment Manager's proxy voting guidelines. Under these guidelines, the Investment Manager will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Manager's proxy voting procedures are attached as Appendix B to this Statement of Additional Information.

CODES OF ETHICS

     The Fund and the Investment Manager have adopted a consolidated code of ethics under Rule 17j-1 of the Investment Company Act. The Advisor has adopted a code of ethics under Rule 17j-1 of the Investment Company Act, as has its affiliate, Claymore Securities, Inc. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Security and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The consolidated code of ethics is available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT ADVISOR

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, serves as the investment advisor to the Fund. The Advisor is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the investment advisory agreement between the Advisor and the Fund, the Advisor furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates. Claymore Advisors, LLC has a limited history in advising registered closed-end investment companies such as the Fund. Claymore Securities, Inc., an affiliate of the Advisor, is an underwriter in the offering being made pursuant to this prospectus and acts as servicing agent to various investment companies. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for investment advisors and their valued clients.

INVESTMENT MANAGER

     Advent Capital Management, LLC, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, acts as the Fund's Investment Manager. Advent operates as a limited liability company and had approximately $3.8 billion in assets under management as of September 30, 2004. The Investment Manager is majority owned and controlled by Tracy V. Maitland. Advent specializes in managing convertible and high yield securities for institutional and individual investors. Members of the investment team at Advent have experience managing equity securities. Advent will be responsible for the day-to-day management of the Fund, which includes the buying and selling of securities for the Fund. Advent has limited experience serving as Investment Manager to registered investment companies.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees and the Advisor, decisions to buy and sell securities for the Fund and brokerage commission rates are made by the Investment Manager. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or a series of transactions between such broker and the Fund or the Investment Manager. Research and investment information may be provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is not a formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

     One or more of the other funds which the Investment Manager manages may own from time to time some of the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's Board of Trustees that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Fund's common shares are described in the prospectus. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

PREFERRED SHARES

     Although the terms of any preferred share issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) when it authorizes a preferred shares offering, the Fund currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such preferred shares will likely be as stated in the prospectus.

     If the Board of Trustees determines to proceed with an offering of preferred shares, the terms of the preferred shares may be the same as, or different from, the terms described earlier in this statement, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

OTHER SHARES

     The Board of Trustees (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the preferred shares.

                           REPURCHASE OF COMMON SHARES

     The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

     The following is a discussion of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

     The Fund intends to elect to be treated and intends to qualify each year to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies. Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. Income derived by the Fund from option premiums and gains, if any, from closing transactions on options pursuant to the Fund's "covered call option writing" strategy will be treated as qualifying income for purposes of the 90% of gross income requirement described above.

     As a regulated investment company, the Fund will not be subject to Federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to Federal income tax on long-term capital gain, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholder) on December 31.

     The IRS has taken the position that if a regulated investment company has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common shareholders and preferred shareholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, to common shareholders and preferred shareholders. The amount of net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction allocable among common shareholders and the preferred shareholders will depend upon the amount of such net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on shares of common stock and the preferred shares during a taxable year.

     In order to avoid a 4% Federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no Federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate Federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for

Federal income tax purposes to the extent of the Fund's earnings and profits. In addition, the Fund may not immediately re-qualify as a regulated investment company afforded special tax treatment.

FUND INVESTMENTS

     Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund. In order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash with which to make required distributions to its shareholders.

     Investments by the Fund in certain "passive foreign investment companies" could subject the Fund to Federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments that cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this provision, but an election generally accelerates the recognition of income without the receipt of cash. In addition, dividends from passive foreign investment companies do not qualify for the reduced rate applicable to qualified dividend income.

     The Fund may be subject to withholding and other foreign taxes with respect to its foreign securities. The Fund does not expect to satisfy the requirements to pass through to the shareholders their share of the foreign taxes paid by the Fund. Similarly, although the Fund may invest in tax exempt securities, the Fund does not expect to pass through tax exempt income to its shareholders.

TAXATION OF SHAREHOLDERS

     Distributions by the Fund of investment company taxable income, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund). Such income if designated by the Fund, may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent the Fund's income consists of dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate applicable to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "foreign personal holding company," a "foreign investment company," or a "passive foreign investment company," as defined in the Code. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The recently enacted Working Families Tax Relief Act of 2004 clarifies that a shareholder of the Fund may include as part of qualifying dividend income any dividends designated by the Fund as qualifying dividend income. In order for the Fund to designate the amount as qualified dividend income, the Fund's qualified dividend income must be less than 95 percent of its gross income, and the aggregate amount designated as qualified dividends may not exceed the aggregate dividends received during the year by the Fund. The recently enacted Working Families Tax Relief Act of 2004 clarifies that if the Fund's qualified dividend income is less than 95 percent of its gross income, a shareholder of the Fund may only include as qualifying dividend income that portion of the dividends that may be and are so designated by the Fund as qualifying dividend income. Net long-term capital gain realized by the Fund which is properly designated as capital gain dividends and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The sale, redemption or other disposition of common shares generally will result in capital gain or loss to shareholders who hold their shares as capital assets. A redemption may result in ordinary income rather than capital gain if the redemption does not result in a meaningful reduction in the shareholder's proportionate interest in the Fund. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gain of corporations at the 35% rate. For non-corporate taxpayers, under the 2003 Tax Act, long-term capital gain will generally be taxed at a maximum rate of 15%, while short-term capital gain will be taxed at the maximum rate of 35% applicable to ordinary income. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     No loss will be allowed on sale or other disposition of common shares if the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the sale or other disposition of shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gain) with respect to such shares.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

     A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at a rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends consisting of investment company taxable income and short-term capital gain. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for at least 31 days during the taxable year and a significant number of days in the prior two years.

     Distributions of net capital gain and any net capital gain retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the foreign investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets other requirements. In the case of a foreign investor who is a nonresident alien individual, the Fund may be required to withhold Federal income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. Any gain that a foreign investor realizes upon the sale, exchange or other disposition of shares will ordinarily be exempt from Federal income tax unless (i) the income from the Fund is "effectively connected" with a trade or business within the United States carried on by the foreign investor, or (ii) in the case of a foreign investor that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

     The Fund is required to withhold tax on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, generally their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's Federal income tax liability, provided the required information is furnished to the IRS.

     The recently enacted American Jobs Creation Act of 2004 (the "2004 Jobs Act"), which was signed by President Bush on October 22, 2004, amends certain rules relating to regulated investment companies. The 2004 Jobs Act modifies the 90 percent gross income test with respect to income of a regulated investment company to include net income derived from an interest in certain qualified "publicly traded partnerships" and modifies the asset diversification test of a regulated investment company to include a new limitation on the investment by a regulated investment company in certain qualified publicly traded partnership interests. In addition, the 2004 Jobs Act provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

     The 2004 Jobs Act also provides that certain dividends designated by the Fund as "interest-related dividends" that are received by most foreign investors (generally those that would qualify for the portfolio interest exemptions of Section 871(h) or Section 881(c) of the Code) in the Fund will be exempt from U.S. withholding tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Fund that would not be subject to U.S. tax if earned by a foreign person directly. The 2004 Jobs Act further provides that certain dividends designated by the Fund as "short-term capital gain dividends" that are received by certain foreign investors (generally those not present in the United States for 183 days or more) will be exempt from U.S. withholding tax. In general, short-term capital gain dividends are those that are derived from the Fund's short-term capital gains over net long-term capital losses. In addition, the 2004 Jobs Act provides that distributions of the Fund attributable to gains from sales or exchanges of "U.S. real property interests," as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain U.S. real property holding corporations, which may include interests in certain "real estate investment trusts" ("REITs") and certain REIT capital gain dividends) will generally cause the foreign investor to be treated as recognizing such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the same rates applicable to U.S. shareholders. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign investor that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the foreign investor to file a U.S. federal income tax return. These provisions generally apply, with certain exceptions, to taxable years beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences to them related to the 2004 Jobs Act.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the Federal income taxation of the Fund and the income tax consequences to its holders of common shares. Holders of common shares are also advised to consult their own tax advisors with regard to the tax consequences under the laws of state, local, foreign or other taxing jurisdictions.

                                     EXPERTS


     The Statement of Net Assets of the Fund as of January 13, 2005 included in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, New York 10017, provides accounting and auditing services to the Fund.


                             ADDITIONAL INFORMATION

     A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the registration statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Commission.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of Advent/Claymore Enhanced Growth & Income Fund

     In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of Advent/Claymore Enhanced Growth & Income Fund (the "Fund") at January 13, 2005, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 18, 2005

                              FINANCIAL STATEMENTS


                  ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND
                             STATEMENT OF NET ASSETS
                                JANUARY 13, 2005



ASSETS:
   Cash                                                                                            $   100,084
                                                                                                   -----------
     Total Assets                                                                                      100,084
                                                                                                   -----------
     NET ASSETS                                                                                    $   100,084
                                                                                                   ===========
COMPOSITION OF NET ASSETS:
   Capital shares, at par value of $0.001 per share                                                $         5
   Paid in Surplus                                                                                     100,079
                                                                                                   -----------
     NET ASSETS                                                                                    $   100,084
                                                                                                   ===========
COMMON SHARES:
   Net asset value per share ($100,084 / 5,240 shares of beneficial interest issued and
     outstanding)                                                                                  $    19.100
                                                                                                   ===========
   Public offering price per share                                                                 $     20.00
                                                                                                   ===========


                        SEE NOTES TO FINANCIAL STATEMENT

                 ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND

                          NOTES TO FINANCIAL STATEMENT

                                JANUARY 13, 2005

NOTE 1--ORGANIZATION:

     Advent/Claymore Enhanced Growth & Income Fund (the "Fund") was organized as an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of January 30, 2004, as subsequently amended and restated to date. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has not had any operations to date other than the sale of 5,240 common shares of beneficial interest to Claymore Securities, Inc. for the amount of $100,084.

     Offering expenses are estimated to be $900,000, assuming 22,500,000 shares of beneficial interest are sold, which will be borne by the Fund. Included in this estimate are payments to the underwriters of $0.00667 per common share representing a partial reimbursement of expenses incurred in connection with this offering. Claymore Advisors, LLC and Advent Capital Management, LLC, the Fund's investment adviser and investment manager, respectively, have agreed to pay offering expenses (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.04 per common share. Claymore Advisors, LLC has also agreed to pay the Fund's organizational expenses. The actual number of shares sold in the initial public offering and associated costs may differ significantly from the above estimates.

NOTE 2--ACCOUNTING POLICIES:

     The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3--INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER
AGREEMENTS:

     Pursuant to an Investment Advisory Agreement (the "Agreement") between Claymore Advisors, LLC (the "Adviser") and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Investment Manager, provides personnel and pays the compensation of all trustees of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or otherwise attributable to the use of financial leverage, if any) less the sum of accrued liabilities.

     Pursuant to an Investment Management Agreement among the Adviser, the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund's portfolio of securities, which includes buying and selling securities for the Fund and investment research. The Investment Manager also provides personnel to the Fund and pays the compensation of all trustees of the Fund who are its affiliates.

     The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4--FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                                   APPENDIX A
                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

     A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

R The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held

----------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

         in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC.

     A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuer.

Aa Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

         Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1   This designation denotes best quality. There is
               present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This  designation  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3   This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4   This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

--Leading market positions in well-established industries.

--High rates of return on funds employed.

--Conservative capitalization structures with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH IBCA, INC.

     A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,
DD,
and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default. Denotes actual or imminent payment default.

NOTES:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

`NR' indicates that Fitch does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                   APPENDIX B
                       PROXY VOTING POLICY AND PROCEDURES


I. POLICY STATEMENT

INTRODUCTION--Advent Capital Management, LLC (the "Investment Manager") is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated recordkeeping requirements.

The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Investment Manager has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.

Pursuant to the Policies and Procedures and its fiduciary duties, the Investment Manager will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Investment Manager's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Investment Manager will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Investment Manager with a statement of proxy voting policy. In these situations, the Investment Manager seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Investment Manager.

DUTY TO VOTE PROXIES--The Investment Manager acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Investment Manager, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Investment Manager's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the Investment Manager's voting instructions. Accordingly, the Investment Manager may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Investment Manager believes its clients will derive by voting on the company's proposal, the Investment Manager may decide not to attempt to vote at the meeting.

MATERIAL CONFLICTS--The Investment Manager will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Investment Manager will avoid material conflicts of interests between the interests of the Investment Manager and its affiliates on the one hand and the interests of its clients on the other. The Investment Manager recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies;
(ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Investment Manager understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Investment Manager acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.

II. GENERAL PROXY VOTING GUIDELINES

It is the policy of the Investment Manager in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Investment Manager utilizes the proxy voting guidelines (the "Proxy Voting Guidelines") set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues

A. MANAGEMENT PROPOSALS:

   1. The following management sponsored proposals are often voted in support of management.



         /X/      / /       / /       Selection or ratification of auditors
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Approval of financial statements, director and auditor reports
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Election of Directors
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Limiting Directors' liability and broadening indemnification of Directors
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Requirement that a certain percentage (up to 66 2/3%) of its Board's members be
         FOR    AGAINST   CASE BY     comprised of independent and unaffiliated Directors
                           CASE

         /X/      / /       / /       Requirement that members of the company's compensation, nominating and audit
         FOR    AGAINST   CASE BY     committees be comprised of independent or unaffiliated Directors
                           CASE

         /X/      / /       / /       Recommendations to set retirement ages or require specific levels of stock
         FOR    AGAINST   CASE BY     ownership by Directors
                           CASE

         /X/      / /       / /       General updating/corrective amendments to the charter
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Elimination of cumulative voting
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Elimination of preemptive rights
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Provisions for confidential voting and independent tabulation of voting results
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Proposals related to the conduct of the annual meeting except those proposals which
         FOR    AGAINST   CASE BY     relate to the "transaction of such other business which may come before the meeting"
                           CASE

         /X/      / /       / /       Capitalization changes which eliminate other classes of stock and voting rights
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Proposals to increase the authorization of existing classes of stock if: (i) a clear and
         FOR    AGAINST   CASE BY     legitimate business purpose is stated; (ii) the number of shares requested is reasonable in
                           CASE       relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 10% of shares currently authorized and at least 10% of the new authorization will be outstanding

         /X/      / /       / /       Proposals to create a new class of preferred stock or for issuances of preferred stock up to
         FOR    AGAINST   CASE BY     10% of issued capital unless the terms of the preferred stock would adversely affect the
                           CASE       rights of existing shareholders

         /X/      / /       / /       Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona
         FOR    AGAINST   CASE BY     fide business purpose
                           CASE

         /X/      / /       / /       Proposals to reduce the number of authorized shares of common or preferred stock, or to
         FOR    AGAINST   CASE BY     eliminate classes of preferred stock, provided such proposals have a legitimate business
                           CASE       purpose

         /X/      / /       / /       Proposals to effect stock splits unless such a split would be contrary to shareholders' best
         FOR    AGAINST   CASE BY     interests
                           CASE

         /X/      / /       / /       Proposals to effect reverse stock splits if management proportionately reduces the
         FOR    AGAINST   CASE BY     authorized share amount set forth in the corporate charter. Reverse stock splits that do not
                           CASE       adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

         /X/      / /       / /       Director fees unless the amounts are excessive relative to other companies in the country or
         FOR    AGAINST   CASE BY     industry
                           CASE

         /X/      / /       / /       Employee stock purchase plans that permit discounts up to 15%, but only for grants that are
         FOR    AGAINST   CASE BY     part of a broad based employee plan, including all non-executive employees
                           CASE

         /X/      / /       / /       Establishment of Employee Stock Option Plans and other employee ownership plans
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b)
         FOR    AGAINST   CASE BY     prohibits buyback offers to large block holders not made to all shareholders or not approved
                           CASE       by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



     2. The following proposals are often voted against, notwithstanding management support:



         /X/      / /       / /       Capitalization changes which add classes of stock which substantially dilute the voting
         FOR    AGAINST   CASE BY     interests of existing shareholders
                           CASE

         / /      /X/       / /       Proposals to increase the authorized number of shares of existing classes of
         FOR    AGAINST   CASE BY     stock which carry preemptive rights or super voting rights
                           CASE

         / /      /X/       / /       Creation of blank check preferred stock
         FOR    AGAINST   CASE BY
                           CASE

         / /      /X/       / /       Changes in capitalization by 5% or more where management does not offer an
         FOR    AGAINST   CASE BY     appropriate rationale or where it is contrary to the best interests of existing
                           CASE       shareholders

         / /      /X/       / /       Compensation proposals that allow for discounted stock options which have not
         FOR    AGAINST   CASE BY     been offered to employees in general
                           CASE

         / /      /X/       / /       Change-in-control provisions in non-salary compensation plans, employment
         FOR    AGAINST   CASE BY     contracts, and severance agreements that benefit management and would be costly
                           CASE       to shareholders if triggered

         / /      /X/       / /       Shareholders rights plans which allow appropriate offers to shareholders to be
         FOR    AGAINST   CASE BY     blocked by the board or trigger provisions which prevent legitimate offers from
                           CASE       proceeding

         / /      /X/       / /       Amendments to bylaws that would require a supermajority shareholder vote to
         FOR    AGAINST   CASE BY     pass or repeal certain provisions
                           CASE

         / /      /X/       / /       Proposals to indemnify auditors
         FOR    AGAINST   CASE BY
                           CASE



     3. The following types of proposals are often voted on a case-by-case basis:



         / /      / /       /X/       Mergers, acquisitions and other special corporate transactions (i.e.,
         FOR    AGAINST   CASE BY     takeovers, spin-offs, sales of assets, reorganizations, restructurings and
                           CASE       recapitalizations) will be examined on a case-by-case basis

         / /      / /       /X/       Executive/Director stock option plans. Generally, the stock option plans should
         FOR    AGAINST   CASE BY     meet the following criteria: (i) Whether the stock option plan is incentive
                           CASE       based; (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval; and (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval

         / /      / /       /X/       Proposals requiring shareholder ratification of poison pills
         FOR    AGAINST   CASE BY
                           CASE



B.   SHAREHOLDER PROPOSALS:

     1.  The following shareholder proposals are often supported:



         /X/      / /       / /       Requiring Auditors to attend the annual meeting of shareholders
         FOR    AGAINST   CASE BY
                           CASE

         /X/      / /       / /       Requirement that members of the company's compensation, nominating and audit
         FOR    AGAINST   CASE BY     committees be comprised of independent or unaffiliated Directors
                           CASE



     2. The following shareholder proposals are often determined on a case-by-case basis:



         / /      / /       /X/       Proposals which limit tenure of directors
         FOR    AGAINST   CASE BY
                           CASE
         / /      / /       /X/       Proposals to limit golden parachutes
         FOR    AGAINST   CASE BY
                           CASE

         / /      / /       /X/       Proposals requiring directors to own large amounts of stock to be eligible for
         FOR    AGAINST   CASE BY     election

         / /      / /       /X/       Restoring cumulative voting in the election of directors
         FOR    AGAINST   CASE BY
                           CASE

         / /      / /       /X/       Requirement that a certain percentage of its Board's members be comprised of
         FOR    AGAINST   CASE BY     independent and unaffiliated Directors
                           CASE

         / /      / /       /X/       Proposals which request or require disclosure of executive compensation in
         FOR    AGAINST   CASE BY     addition to the disclosure required by the Securities and Exchange Commission
                           CASE       ("SEC") regulations.

         / /      / /       /X/       Proposals which limit retirement benefits or executive compensation
         FOR    AGAINST   CASE BY
                           CASE

         / /      / /       /X/       Requiring shareholder approval for Bylaw or charter amendments
         FOR    AGAINST   CASE BY
                           CASE

         / /      / /       /X/       Requiring shareholder approval for shareholder rights plan or poison pill
         FOR    AGAINST   CASE BY
                           CASE

         / /      / /       /X/       Requiring shareholder approval of golden parachutes
         FOR    AGAINST   CASE BY
                           CASE

         / /      / /       /X/       Confidential voting
         FOR    AGAINST   CASE BY
                           CASE

         / /      / /       /X/       Elimination of certain anti-takeover related provisions
         FOR    AGAINST   CASE BY
                           CASE

         / /      / /       /X/       Reduction or elimination of supermajority vote requirements
         FOR    AGAINST   CASE BY
                           CASE

         / /      / /       /X/       Prohibit payment of greenmail
         FOR    AGAINST   CASE BY
                           CASE

     3.  The following shareholder proposals are often not supported:



         / /      /X/      / /      Requirements that the issuer prepare reports which are costly to provide or which would
         FOR    AGAINST  CASE BY    require duplicative efforts or expenditures which are of a nonbusiness nature or would provide
                          CASE      no pertinent information from the perspective of institutional shareholders

         / /      /X/      / /      Restrictions related to social, political or special interest issues that impact the ability
         FOR    AGAINST  CASE BY    of the company to do business or be competitive and which have a significant financial or best
                          CASE      interest impact to the shareholders

         / /      /X/      / /      Proposals which require inappropriate endorsements or corporate actions.
         FOR    AGAINST  CASE BY
                          CASE






III. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

The Investment Manager's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and II. Among other things, the Committee is responsible for the following:

     1. The Committee, consisting of members designated by the Chief Executive Officer, shall establish and review these Policies and Procedures and determine how the Investment Manager will vote proxies on an ongoing basis.

     2. The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Investment Manager's clients.

     3. The Committee shall meet as needed to oversee and address all questions relating to the Investment Manager's Policies and Procedures, including: (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Investment Manager are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and (6) designating a compliance officer (the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this Section III.

     4. The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Investment Manager's policy and will make appropriate changes as needed.

B. OPERATING PROCEDURES

The following operating procedures are intended to ensure that the Investment Manager satisfies its proxy voting obligations:

     1. The Compliance Officer will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the Investment Manager in the investment advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a "voting" security or whether voting authority has been delegated by a client will be directed to the General Counsel of the Investment Manager.

     2. The Compliance Officer will receive proxy materials and ballots and reconcile these materials with holdings in client accounts at least once monthly.

     3. The Compliance Officer will compile and review the matters to be voted on, at least once monthly, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a "Pre-Determined Matter"); and (ii) which matters are Discretionary Matters and (iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the General Counsel of the Investment Manager.

     4. For all Discretionary Matters, the Compliance Officer shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Investment Manager and its affiliates on the one hand and the Investment Manager's client on the other.

          In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Compliance Officer shall compile and maintain a list of the following as applicable:

          (a) all issuers for which the Investment Manager or its affiliates manages assets;

          (b) all issuers for which the Investment Manager or its affiliates administers employee benefit plans;

          (c) all issuers for which the Investment Manager or its affiliates brokerage, underwriting or insurance;

          (d) any issuer for which the Investment Manager or its affiliates is soliciting the provision of services enumerated in (a), (b) and
               (c);

          (e) any other issuer with which the Investment Manager or its affiliates or its senior officers has a material business relationship; and

          (f) any employee group for which the Investment Manager manages money;

          This list, which the Compliance Officer shall update at least quarterly, shall be known as the "Master Conflicts List."

          The Compliance Officer shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts ("Potential Conflicts List").

     5. For each Discretionary Matter, the Compliance Officer shall solicit written reports from portfolio managers, investment personnel, analysts and other employees of the Investment Manager who may have an investment or other professional interest in the Discretionary Matter. The Compliance Officer shall compile these reports in an "Advisory Report."

     6. The Compliance Officer shall present each meeting of the Committee with: (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters; (iii) a list of all Directed Matters to be voted in accordance with client instructions (iv) the Potential Conflicts List; and (v) any Advisory Reports.

     7. The Committee shall meet quarterly. The Committee shall review and approve the list of Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines and the list of all Directed Matters to be voted in accordance with client instructions. For each Discretionary Matter presented, the Committee will determine: (i) the manner in which to vote on the proxy and, (ii) whether the manner in which the Committee has determined to vote the proxy would, under the facts and circumstances, create a material conflict of interest between the interests of the Investment Manager and its affiliates on the one hand and the Investment Manager's clients on the other. In making the finding required in (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Investment Manager and its affiliates and the Material Parties.

          If the Proxy Review Committee determines that with respect to any Discretionary Matter that a material conflict of interest exists in voting the Discretionary Matter in the manner favored by the Committee, the Committee shall direct the Compliance Officer to obtain the informed written consent of the affected client

          (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Investment Manager shall vote the client's proxy in accordance with the recommendation of an independent third-party service provider experienced in such matters to be retained by the Investment Manager on a case-by-case basis, as necessary.

     8. If any portfolio manager, investment person, or any other employee of the Investment Manager wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an "Override Matter"), such person shall contact the Compliance Officer. The Compliance Officer shall screen the Override Matter against the Master List and include the results on the Potential Conflicts List. The Compliance Officer shall also solicit an Advisory Report for presentation to the Committee. The Override Matter shall be presented at the next scheduled meeting of the Committee for a determination of: (i) whether the matter should be voted in a manner other than as specified in the Proxy Voting Guidelines; and (ii) whether the manner in which the Committee has determined to vote the proxy would constitute a material conflict of interest. If the Committee determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the Committee shall direct the Compliance Officer to either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients) to the Committee's favored vote.

     9. Directed Matters will be voted in accordance with the instructions of the client.

     10. The Compliance Officer will ensure that all proxies are voted in accordance with these Procedures and Policies.

     11. The Compliance Officer may delegate any of his or her functions to a third party proxy voting or other service provider.

     12. All decisions of the Committee, including all determinations regarding whether or not a material conflict of interest existed with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained by the Compliance Officer for a period of at least 6 years.

IV. CLIENT DISCLOSURE POLICIES

The Investment Manager will disclose the Policies and Procedures to its clients. The Investment Manager's disclosure will consist of a "concise summary" of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Investment Manager's policies and procedures. The proxy voting disclosure will be provided to existing clients with their first quarterly account statement after June 30, 2003. The Investment Manager's proxy voting disclosure will be provided to new clients in the Investment Manager's "brochure" or Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Compliance Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Investment Manager.

V. RECORDKEEPING REQUIREMENTS

Rule 204-2 under the Advisers Act, as amended, requires that the Investment Manager retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Investment Manager will keep all written requests from clients and any written response from the Investment Manager (to either a written or an oral request). The Investment Manager may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Investment Manager that are maintained with a third party such as a proxy voting service, provided that the Investment Manager has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                     PART C

                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements

          Part A--None.

          Part B--Statement of Net Assets.

(2) Exhibits

          (a)     Agreement and Declaration of Trust.(2)

          (b)     By-Laws.(2)

          (c)     Inapplicable.

          (d)     Form of Specimen Certificate.(1)

          (e)     Automatic Dividend Reinvestment Plan.(2)

          (f)     Inapplicable.

          (g)(1)  Investment Advisory Agreement.(2)

          (g)(2)  Investment Management Agreement.(2)

          (h)     Form of Purchase Agreement.(1)

          (i)     Inapplicable.

          (j)(1)  Form of Custodian Agreement.(2)

          (j)(2)  Form of Foreign Custody Manager Agreement.(2)

          (k)(1)  Form of Stock Transfer Agency Agreement.(2)

          (k)(2)  Form of Administration Agreement.(2)

          (k)(3)  Form of Fund Accounting Agreement.(2)

(1) Opinion and consent of Counsel to the Fund (1)

          (m)     Inapplicable.

          (n)     Consent of Independent Public Accountants.(1)

          (o)     Inapplicable.

          (p)     Initial Subscription Agreement.(1)

          (q)     Inapplicable.

          (r)(1) Consolidated Code of Ethics of the Fund and the Investment Manager.(2)

          (r)(2)  Code of Ethics of the Advisor and Claymore Securities, Inc.(2)

          (s)     Power of Attorney.(2)

----------
          (1)  Filed herewith.

          (2)  Previously filed.



ITEM 25.  MARKETING ARRANGEMENTS

          Reference is made to the Form of Purchase Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

     Registration fee                                                         $ 37,076
     NYSE listing fee                                                         $ 30,000
     Printing (other than certificates)                                       $415,000
     Engraving and printing certificates                                      $ 13,000
     Accounting fees and expenses                                             $ 15,000
     Legal fees and expenses                                                  $252,500
     NASD fee                                                                 $ 30,500
     Miscellaneous                                                            $106,924
         Total                                                                $900,000

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

          None.

ITEM 28.  NUMBER OF HOLDERS OF SHARES

          As of January 24, 2005


                                                               NUMBER OF
          TITLE OF CLASS                                    RECORD HOLDERS
          --------------                                    --------------
          Common Shares of Beneficial Interest                    1


ITEM 29.  INDEMNIFICATION

          Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

          5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No trustee or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund.

If any Shareholder, trustee or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a trustee or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

          5.2 MANDATORY INDEMNIFICATION. (a) The Fund hereby agrees to indemnify each person who at any time serves as a trustee or officer of the Fund (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a trustee or officer of the Fund and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a trustee or officer of the Fund or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

          (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those trustees who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

          (c) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Fund, any statute, agreement, vote of stockholders or trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the Investment Company Act) or any other right to which he or she may be lawfully entitled.

          (e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the trustees.

          5.3 NO BOND REQUIRED OF TRUSTEES. No trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

          5.4 NO DUTY OF INVESTIGATION; NOTICE IN FUND INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the trustees or with any officer, employee or agent of the Fund shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Fund, and every other act or thing whatsoever executed in connection with the Fund shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as trustees under this Declaration or in their capacity as officers, employees or agents of the Fund. The trustees may maintain insurance for the protection of the Fund Property, its Shareholders, trustees, officers, employees and agents in such amount as the trustees shall deem adequate to cover possible tort liability, and such other insurance as the trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.

          5.5 RELIANCE ON EXPERTS, ETC. Each trustee and officer or employee of the Fund shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel, or upon reports made to the Fund by any of the Fund's officers or employees or by any Investment Manager, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the trustees, officers or employees of the Fund, regardless of whether such counsel or expert may also be a trustee.

          Insofar as indemnification for liabilities arising under the Act, may be terminated to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF ADVISOR AND INVESTMENT MANAGER

          Not Applicable

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          The Registrant's accounts, books and other documents are currently located at the offices of (i) the Registrant, c/o Advent Capital Management, LLC, the Registrant's Investment Manager, located at 1065 Avenue of the Americas, 31st Floor, New York, New York 10018, (ii) The Bank of New York, the Registrant's Administrator,

Custodian and Transfer Agent, located at 101 Barclay Street, New York,
New York 10286 and (iii) Claymore Advisors, LLC, the Registrant's Advisor, located at 2455 Corporate West Drive, Lisle, Illinois 60532.

ITEM 32.  MANAGEMENT SERVICES

          Not Applicable

ITEM 33.  UNDERTAKINGS

          (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

          (2) Not applicable

          (3) Not applicable

          (4) Not applicable

          (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of January, 2005.

                                   ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND


                                           By:   /s/ Tracy V. Maitland
                                              ----------------------------------
                                                 Tracy V. Maitland
                                                 Trustee, President and Chief
                                                 Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 25th day of January, 2005.


            SIGNATURE                                     TITLE
---------------------------------    ----------------------------------------------
   /s/ Tracy V. Maitland             Trustee, President and Chief Executive Officer
---------------------------------
        Tracy V. Maitland

        /s/ Bruce Berger             Treasurer and Chief Financial Officer
---------------------------------
          Bruce Berger

                *                    Trustee
---------------------------------
          Derek Medina

                *                    Trustee
---------------------------------
        Ronald A. Nyberg

                *                    Trustee
---------------------------------
        Gerald L. Seizert

                *                    Trustee
---------------------------------
        Michael A. Smart

                *                    Trustee
---------------------------------
        Nicholas Dalmaso

                *                    Trustee
---------------------------------
      Ronald E. Toupin, Jr.


* By:    /s/Rodd Baxter              Attorney-in-fact
     ----------------------
     Rodd Baxter

                                INDEX TO EXHIBITS

(d) Form of Specimen Certificate.
(h) Form of Purchase Agreement.
(l) Opinion and Consent of Counsel to the Fund.
(n) Consent of Independent Public Accountants.
(p) Initial Subscription Agreement.